SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[X]    Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[  ]   Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter) Fidelity
      Charles Street Trust

            (Name of Person(s) Filing Proxy Statement) Arthur S.
            Loring, Secretary

Payment of Filing Fee (Check the appropriate box):

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
[X]    $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

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            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


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
[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:

FIDELITY U. S. GOVERNMENT RESERVES
FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND
SPARTAN(Registered trademark) SHORT-TERM INCOME FUND
SPARTAN(Registered trademark) INVESTMENT GRADE BOND FUND
FUNDS OF
FIDELITY CHARLES STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity U.S. Government Reserves, Fidelity Short-Intermediate Government Fund, Spartan Short-Term Income Fund, and Spartan Investment Grade Bond Fund (the funds), will be held at the office of Fidelity Charles Street Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on September 21, 1994, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of Price Waterhouse as independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
 5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 6. To adopt a new fundamental investment policy for each fund permitting a fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 7. To approve an Agreement and Plan providing for the conversion of Fidelity U.S. Government Reserves into a separate fund of a Delaware business trust.
 8. To approve an amended management contract for Fidelity U.S. Government Reserves.
 9. To approve an amended management contract for Fidelity Short-Intermediate Government Fund.
 10. To approve a new Sub-Advisory Agreement with FMR Far East for Spartan Short-Term Income Fund and Spartan Investment Grade Bond Fund.
 11. To approve a new Sub-Advisory Agreement with FMR U.K. for for Spartan Short-Term Income Fund and Spartan Investment Grade Bond Fund.
12. To eliminate Fidelity U.S. Government Reserves' fundamental investment limitation concerning writing or purchasing put or call options.

 The Board of Trustees has fixed the close of business on July 25, 1994 as the record date for the determination of the shareholders of each fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By the order of the Board of Trustees,
ARTHUR S. LORING, Secretary
July 25, 1994
YOUR VOTE IS IMPORTANT
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY U. S. GOVERNMENT RESERVES
FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND
SPARTAN SHORT-TERM INCOME FUND
SPARTAN INVESTMENT GRADE BOND FUND
TO BE HELD SEPTEMBER 21, 1994
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Charles Street Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity U.S. Government Reserves, Fidelity Short-Intermediate Government Fund, Spartan Short-Term Income Fund, and Spartan Investment Grade Bond Fund (the funds) and at any adjournments thereof (the Meeting), to be held September 21, 1994, at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust. Shareholders of the trust's other funds (Fidelity Asset Manager, Fidelity Asset Manager: Growth, and Fidelity Asset Manager:
Income) will also participate and have been mailed a separate notice and proxy statement relating to proposals to be voted upon by the trust or only by the shareholders of those funds. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 25, 1994. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds (except for Spartan Short-Term Income Fund and Spartan Investment Grade Bond Fund, whose expenses will be borne by Fidelity Management and Research Company
(FMR)). The funds (FMR for Spartan Short-Term Income Fund and Spartan Investment Grade Bond Fund) will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. A copy of each fund's annual report for the fiscal year ended September 30, 1993 has been mailed or delivered to shareholders of the respective fund entitled to vote at the meeting.
 Shares of each fund in the trust issued and outstanding as of May 31, 1994 are indicated in the following table:
  Fidelity Asset Manager 765,881,432.809
  Fidelity Asset Manager: Growth 208,926,683.651
  Fidelity Asset Manager: Income 46,504,773.690
  Fidelity U. S. Government Reserves 1,110,404,663.090
  Fidelity Short-Intermediate Government Fund 14,300,379,058
  Spartan Short-Term Income Fund  96,637,591.089
  Spartan Investment Grade Bond Fund 11,297,149.382
 To the knowledge of the trust, no shareholder owned of record or beneficially more than ___% of the outstanding shares of any of the funds on that date. Shareholders of record at the close of business on July 25, 1994 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF OUTSTANDING VOTING SECURITIES OF EACH FUND OF THE TRUST AND, IN THE CASE OF PROPOSALS 4 AND 5, A MAJORITY OF OUTSTANDING SHARES OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 6 THROUGH 10 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES'' OF EACH RESPECTIVE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES'' MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING SHARES.
1. TO ELECT A BOARD OF TRUSTEES.
 Pursuant to the provisions of the Declaration of Trust of Fidelity Charles Street Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Mrs. Davis and Mr. Mann, all nominees named below are currently Trustees of Fidelity Charles Street Trust and have served in that capacity continuously since originally elected or appointed. Mr. Cox, Mr. Jones, Mr. Lynch, and Mr. McDonough were selected by the trust's Nominating and Administration Committee (see page __) and were appointed to the Board in November 1991, May 1990, April 1990, and August 1989, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser, Fidelity Management & Research Company (FMR, or the Adviser), or the funds' distribution agent, Fidelity Distributors Corporation (FDC). Each of the nominees is currently a Trustee or General Partner, as the case may be, of other funds advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee                  Principal Occupation(s)                Year of
 (Age)                                                          Election or
                                                                Appointme
                                                                nt

*J. Gary Burkhead        Senior Vice President, is              1987
82 Devonshire Street     President of FMR; and President
Boston, MA               and a Director of FMR Texas
 (53)                    Inc. (1989), Fidelity
                         Management & Research
                         (U.K.) Inc., and Fidelity
                         Management & Research
                         (Far East) Inc.

Ralph F. Cox             Consultant to Western Mining           1991
200 Rivercrest Drive     Corporation (1994).  Prior to
Fort Worth, TX           February 1994, he was
 (62)                    President of Greenhill Petroleum
                         Corporation (petroleum
                         exploration and production,
                         1990). Until March 1990, Mr.
                         Cox was President and Chief
                         Operating Officer of Union
                         Pacific Resources Company
                         (exploration and production). He
                         is a Director of Bonneville Pacific
                         Corporation (independent power,
                         1989), Sanifill Corporation
                         (non-hazardous waste, 1993),
                         and CH2M Hill Companies
                         (engineering). In addition, he
                         served on the Board of Directors
                         of the Norton Company
                         (manufacturer of industrial
                         devices, 1983-1990) and
                         continues to serve on the Board
                         of Directors of the Texas State
                         Chamber of Commerce, and is a
                         member of advisory boards of
                         Texas A&M University and
                         the University of Texas at Austin.

Phyllis Burke Davis      Prior to her retirement in             --
P.O. Box 264             September 1991, Mrs. Davis
Bridgehampton, NY        was the Senior Vice President of
 (62)                    Corporate Affairs of Avon
                         Products, Inc. She is currently a
                         Director of BellSouth
                         Corporation
                         (telecommunications), Eaton
                         Corporation (manufacturing,
                         1991), and the TJX Companies,
                         Inc. (retail stores, 1990), and
                         previously served as a Director
                         of Hallmark Cards, Inc.
                         (1985-1991) and Nabisco
                         Brands, Inc. In addition, she
                         serves as a Director of the New
                         York City Chapter of the National
                         Multiple Sclerosis Society, and is
                         a member of the Advisory
                         Council of the International
                         Executive Service Corps. and
                         the President's Advisory Council
                         of The University of Vermont
                         School of Business
                         Administration.

Richard J. Flynn         Financial consultant. Prior to         1982
77 Fiske Hill            September 1986, Mr. Flynn was
Sturbridge, MA           Vice Chairman and a Director of
 (70)                    the Norton Company
                         (manufacturer of industrial
                         devices). He is currently a
                         Director of Mechanics Bank and
                         a Trustee of College of the Holy
                         Cross and Old Sturbridge
                         Village, Inc.

*Edward C. Johnson       President, is Chairman, Chief          1981
3d                       Executive Officer and a Director
82 Devonshire Street     of FMR Corp.; a Director and
Boston, MA               Chairman of the Board and of
 (64)                    the Executive Committee of
                         FMR; Chairman and a Director
                         of FMR Texas Inc. (1989),
                         Fidelity Management &
                         Research (U.K.) Inc., and
                         Fidelity Management &
                         Research (Far East) Inc.

E. Bradley Jones         Prior to his retirement in 1984,       1990
3881-2 Lander Road       Mr. Jones was Chairman and
Chagrin Falls, OH        Chief Executive Officer of LTV
 (66)                    Steel Company. Prior to May
                         1990, he was a Director of
                         National City Corporation (a
                         bank holding company) and
                         National City Bank of Cleveland.
                         He is a Director of TRW Inc.
                         (original equipment and
                         replacement products),
                         Cleveland-Cliffs Inc (mining),
                         NACCO Industries, Inc. (mining
                         and marketing), Consolidated
                         Rail Corporation, Birmingham
                         Steel Corporation, Hyster-Yale
                         Materials Handling, Inc. (1989)
                         and RPM Inc. (manufacturer of
                         chemical products, 1990). In
                         addition, he serves as a Trustee
                         of First Union Real Estate
                         Investments, Chairman of the
                         Board of Trustees and a
                         member of the Executive
                         Committee of the Cleveland
                         Clinic Foundation, a Trustee and
                         a member of the Executive
                         Committee of University School
                         (Cleveland), and a Trustee of
                         Cleveland Clinic Florida.

Donald J. Kirk           Professor at Columbia University       1987
680 Steamboat Road       Graduate School of Business
Apartment #1-North       and a financial consultant. Prior
Greenwich, CT            to 1987, he was Chairman of the
 (61)                    Financial Accounting Standards
                         Board. Mr. Kirk is a Director of
                         General Re Corporation
                         (reinsurance) and Valuation
                         Research Corp. (appraisals and
                         valuations, 1993). In addition, he
                         serves as Vice Chairman of the
                         Board of Directors of the
                         National Arts Stabilization Fund
                         and Vice Chairman of the Board
                         of Trustees of the Greenwich
                         Hospital Association.

*Peter S. Lynch          Vice Chairman of FMR (1992).           1990
82 Devonshire Street     Prior to his retirement on May
Boston, MA               31, 1990, he was a Director of
  (51)                   FMR (1989) and Executive Vice
                         President of FMR (a position he
                         held until March 31, 1991); Vice
                         President of Fidelity Magellan
                         Fund and FMR Growth Group
                         Leader; and Managing Director
                         of FMR Corp. Mr. Lynch was
                         also Vice President of Fidelity
                         Investments Corporate Services
                         (1991-1992). He is a Director of
                         W.R. Grace & Co.
                         (chemicals, 1989) and Morrison
                         Knudsen Corporation
                         (engineering and construction).
                         In addition, he serves as a
                         Trustee of Boston College,
                         Massachusetts Eye & Ear
                         Infirmary, Historic Deerfield
                         (1989) and Society for the
                         Preservation of New England
                         Antiquities, and as an Overseer
                         of the Museum of Fine Arts of
                         Boston (1990).

Gerald C. McDonough      Chairman of G.M. Management            1989
135 Aspenwood Drive      Group (strategic advisory
Cleveland, OH            services). Prior to his retirement
 (65)                    in July 1988, he was Chairman
                         and Chief Executive Officer of
                         Leaseway Transportation Corp.
                         (physical distribution services).
                         Mr. McDonough is a Director of
                         ACME-Cleveland Corp. (metal
                         working, telecommunications
                         and electronic products),
                         Brush-Wellman Inc. (metal
                         refining), York International
                         Corp. (air conditioning and
                         refrigeration, 1989), Commercial
                         Intertech Corp. (water treatment
                         equipment, 1992), and
                         Associated Estates Realty
                         Corporation (a real estate
                         investment trust, 1993).

Edward H. Malone         Prior to his retirement in 1985,       1989
5601 Turtle Bay Drive    Mr. Malone was Chairman,
#2104                    General Electric Investment
Naples, FL               Corporation and a Vice
 (69)                    President of General Electric
                         Company. He is a Director of
                         Allegheny Power Systems, Inc.
                         (electric utility), General Re
                         Corporation (reinsurance), and
                         Mattel Inc. (toy manufacturer). In
                         addition, he serves as a Trustee
                         of Corporate Property Investors,
                         the EPS Foundation at Trinity
                         College, the Naples
                         Philharmonic Center for the Arts,
                         and Rensselaer Polytechnic
                         Institute, and he is a member of
                         the Advisory Boards of Butler
                         Capital Corporation Funds and
                         Warburg, Pincus Partnership
                         Funds.

Marvin L. Mann           Chairman of the Board,                 --
55 Railroad Avenue       President, and Chief Executive
Greenwhich, CT           Officer of Lexmark International,
 (61)                    Inc. (office machines, 1991).
                         Prior to 1991, he held positions
                         of Vice President of International
                         Business Machines Corporation
                         ("IBM") and President and
                         General Manager of various IBM
                         divisions and subsidiaries. Mr.
                         Mann is a Director of M.A.
                         Hanna Company (chemicals,
                         1993) and Infomart (marketing
                         services, 1991), a Trammell
                         Crow Co. In addition, he serves
                         as the Campaign Vice Chairman
                         of the Tri-State United Way
                         (1993) and is a member of the
                         University of Alabama
                         President's Cabinet (1990).

Thomas R. Williams       President of The Wales Group,          1989
21st Floor               Inc. (management and financial
191 Peachtree Street,    advisory services). Prior to
N.E.                     retiring in 1987, Mr. Williams
Atlanta, GA              served as Chairman of the
 (66)                    Board of First Wachovia
                         Corporation (bank holding
                         company), and Chairman and
                         Chief Executive Officer of The
                         First National Bank of Atlanta
                         and First Atlanta Corporation
                         (bank holding company). He is
                         currently a Director of BellSouth
                         Corporation
                         (telecommunications), ConAgra,
                         Inc. (agricultural products),
                         Fisher Business Systems, Inc.
                         (computer software), Georgia
                         Power Company (electric utility),
                         Gerber Alley & Associates,
                         Inc. (computer software),
                         National Life Insurance
                         Company of Vermont, American
                         Software, Inc. (1989), and
                         AppleSouth, Inc. (restaurants,
                         1992).


_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of May 31, 1994, the nominees and officers of the trust owned, in the aggregate ___% of any of the funds' outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and seven non-interested Trustees, met eleven times during the twelve months ended September 30, 1993. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 As a group, the non-interested Trustees received fees and expenses of $_____ from the trust in their capacities as Trustees of the funds for the fiscal year ended September 30, 1993. The non-interested Trustees also served in similar capacities for other funds advised by FMR (see page __ ), and received additional compensation for such services.
 The Board of Trustees has adopted a policy whereby non-interested Trustees, upon reaching their 72nd birthday will resign. Under a defined benefit retirement program, non-interested Trustees, upon reaching age 72, are entitled to payments during their lifetime based on their basic Trustee fees and their length of service.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, of FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Cox, and Jones are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see Proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended September 30, 1993, the Committee held five meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. Flynn (Chairman), McDonough, and Williams. The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested Trustees, and acting as administrative committee under the Retirement Plan for non-interested Trustees. During the twelve months ended September 30, 1993, the Committee held five meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
2. TO RATIFY THE SELECTION OF PRICE WATERHOUSE AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Price Waterhouse has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Price Waterhouse has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The services provided to the trust include (1) audit of annual financial statements and, if requested, an audit of semiannual financial statements;
(2) assistance and consultation in connection with SEC filings; and (3) if requested, review of the federal income tax returns filed on behalf of the trust. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Price Waterhouse are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity U.S. Government Reserves, Fidelity Short-Intermediate Government Fund, Spartan Short-Term Income Fund, and Spartan Investment Grade Bond Fund are funds of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust. Currently, there are three other funds in the trust: Fidelity Asset Manager, Fidelity Asset Manager: Growth, and Fidelity Asset Manager:
Income. Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Charles Street Trust, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds diverge over time. The Staff of the SEC has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect for certain votes. The voting power of shareholders would be commensurate with the value of the shareholders' dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The table below shows each fund's net asset value.
Fund                                Net Asset Value    $1,000
                                    as of May 31,      investment in
                                    1994               terms of shares
                                                       on May 31,1994

Fidelity U.S. Government Reserves   $   1.00           1,000.00

Fidelity Short-Intermediate         $   9.42              106.16
Government Fund

Spartan Short-Term Income Fund      $   9.50              105.26

Spartan Investment Grade Bond       $   9.72              102.88
Fund

Fidelity Asset Manager: Income      $ 10.75                 93.02

Fidelity Asset Manager: Growth      $ 13.72                 72.89

Fidelity Asset Manager              $ 14.64                 68.31

For example, Fidelity U.S. Government Reserves shareholders would have approximately ____% greater voting power than Fidelity Asset Manager shareholders because at current NAVs, a $1,000 investment in Fidelity U.S. Government Reserves would equal 1,000.000 shares, whereas a $1,000 investment in Fidelity Asset Manager would equal _______ shares. Accordingly, a one share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and is the result in a typical corporation where each voting share generally has an equal market price.
 On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue. In this instance, under both the current Declaration of Trust and an amended Declaration of Trust, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.

 AMENDMENT TO THE DECLARATION OF TRUST.   Article VIII, Section I
determines the method of calculating voting rights for all shareholder votes for a fund. If approved, Article VIII, Section I will be amended as follows (material to be added is underlined and material to be deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section I. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] A shareholder of each series shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) per share of such series, on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of Trust to be taken by Shareholders.
 If approved by shareholders, the above amendment will be made to the Declaration of Trust for the Massachusetts business trust. Proposal 7 on page ____ presents to Fidelity U.S. Government Reserves shareholders, a proposal for their approval to convert the fund to a fund of Fidelity Phillips Street Trust, a Delaware business trust. If the conversion is approved, the fund will be a fund of Fidelity Phillips Street Trust, whose Trust Instrument does provide for dollar-based voting rights.
 CONCLUSION. If approved, the amendment will take effect immediately after the shareholder meeting or after any adjournments thereof. The Trustees believe the proposed amendment will benefit the trust by bringing greater equality in voting rights among all shareholders of the trust. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If the amendment is not approved, the Declaration of Trust will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the outstanding shareholders of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees also may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. An appointment in this case currently requires shareholder notification within three months of the appointment under the current Declaration of Trust.
 Subject to shareholder approval, the Trustees intend to eliminate the notification requirement from the Trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed].
ARTICLE IV
THE TRUSTEES
RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.

 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the Declaration of Trust's shareholder notification requirement in the event of an appointment of a Trustee is in the best interests of the trust's shareholders. The Trustees recommend voting FOR the proposed amendment. If the proposal is not approved, the Declaration of Trust's current section entitled "Resignation and Appointment of Trustees" will remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the funds approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of the Pooled Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Pooled Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, each fund's policies do not allow for such investments. Proposal 6 on page __ seeks each fund's shareholder approval to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Pooled Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, a money market fund offering institutional services for large investors might pool its investments with another money market fund that offers checkwriting for individuals. This structure allows several feeder funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one master pool instead of managing them separately. The feeder funds combine their investments by investing all of their assets in one master pooled fund which would be organized as an open-end management investment company (mutual fund). (Each feeder fund invested in a single master pooled investment retains its own characteristics, but is able to achieve operational efficiencies through investing together with the other feeder funds in the Pooled Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a Pooled Fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Pooled Fund Structure is permitted under the fund's investment policies (see Proposal 6), if they determine that a Pooled Fund Structure is in the best interest of a fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Pooled Fund structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Pooled Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Pooled Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is underlined):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have power and authority:
 (t) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;"
 CONCLUSION. The Trustees believe the proposed amendment will benefit the funds by providing the Trustees with the flexibility to adopt a Pooled Fund Structure in the future if permitted by a fund's investment policies and if the Trustees determine it to be in the best interest of the fund. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If approved, the amendment to the Declaration of Trust will take effect immediately after the shareholder meeting or any adjournments thereof. If the proposal is not approved, Article V, Section 1 of the Declaration of Trust will remain unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING A FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, the adoption of a new fundamental investment policy that would permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of pooling would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled "master" fund. In order to implement a Pooled Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy. Proposal (5) proposes to amend the Declaration of Trust, and if approved, would allow the Trustees to authorize the conversion to a Pooled Fund Structure when permitted by a fund's policies. This proposal would add a fundamental policy for each fund that permits a Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that a fund should invest in a master fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent a fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each fund's assets to be invested in a single Pooled Fund, without a further vote of shareholders, if the Trustees determine that action to be in the best interests of a fund and its shareholders.
Approval of Proposal (5) provides the Trustees with explicit authority to approve a Pooled Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would be modified to permit the investment in a Pooled Fund. These policies include Fidelity U.S. Government Reserves' limitation on diversification, and each fund's limitations regarding concentration and underwriting.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Pooled Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets of a fund would be managed as part of a larger pool. Were a fund to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to its investment objective. The Pooled Fund would be managed by FMR or an affiliate, such as FMR Texas in the case of a money market fund. The Trustees would retain the right to withdraw a fund's investments from a Pooled Fund at any time and would do so if the Pooled Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently. Whenever a fund is asked to vote at a shareholder meeting of the Pooled Fund, the fund will hold a meeting of its shareholders if required by applicable law or the fund's policies to vote on the matters to be considered at the Pooled Fund shareholder meeting.
The fund will cast its votes at the Pooled Fund meeting in the same proportion as the fund's shareholders voted at theirs. The fund would otherwise continue its normal operations.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing each fund's assets in a Pooled Fund only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR intends to seek federal and state regulatory approval in order to allow the Fidelity funds to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If a fund's investment in a Pooled Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Pooled Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Pooled Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION.   The Board of Trustees recommends that each fund's
shareholders vote to adopt a new fundamental policy that would permit each fund, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. If the proposal is not adopted, each fund's current fundamental investment policies will remain unchanged with respect to potential investment in Pooled Funds.
7. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE CONVERSION OF FIDELITY U.S. GOVERNMENT RESERVES INTO A SEPARATE FUND OF A DELAWARE BUSINESS TRUST.
 The Trustees have approved an Agreement and Plan of Conversion and Termination (the Plan of Conversion) in the form attached to this Proxy
Statement as        Exhibit 1. The Plan of Conversion provides for a
conversion (the Conversion) of Fidelity U.S. Government Reserves (the current fund) from a separate series of Fidelity Charles Street Trust, a Massachusetts business trust (the Massachusetts Trust), to a separate series (the successor fund) of Fidelity Phillips Street Trust, a Delaware business trust (the Delaware Trust).
 The investment objective, policies, and limitations of the current fund will not change except as approved by shareholders and as described in this proxy statement. The successor fund will carry on the business of the current fund following the Conversion. The successor fund will have an investment objective, and policies and limitations identical to those of the current fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this proxy statement). For a discussion of the principal differences between the Massachusetts and Delaware business trust forms of organization, see "Certain Comparative Information About the Massachusetts Trust and the Delaware Trust" on page __.
 FMR, the current fund's investment manager, will be responsible for the investment management of the successor fund, subject to the supervision of the Trustees, under a management contract substantially identical to the contract currently in effect between FMR and the current fund (the Present Management Contract); similarly, FMR Texas Inc. (FMR Texas), the current fund's sub-adviser, will have primary responsibility for providing portfolio investment advisory services to the successor fund under a Sub-Advisory Agreement substantially identical to the agreement currently in effect between FMR Texas and FMR (the Present Sub-Advisory Agreement). For a discussion of the Present Management Contract and the Present Sub-Advisory Agreement see pages ___ through ____.
 The fund's distribution agent, Fidelity Distributors Corporation (FDC), will distribute shares of the successor fund under a General Distribution Agreement substantially identical to the contract currently in effect between FDC and the current fund. For a discussion of the terms of that contract see "Contracts with Companies Affiliated with FMR" on page ___.
 It should be noted that the location and legal domicile of FMR, FMR Texas, and FDC will not be affected by this proposal.
 REASON FOR THE PROPOSED CONVERSION. The current fund is presently organized as a fund of a Massachusetts business trust with seven series of shares or funds. The Trustees unanimously recommend conversion of the current fund to a separate series of the Delaware Trust (i.e., into the successor fund) which will succeed to the business of the current fund. The Trustees have determined that Delaware law affords advantages to the operations of a mutual fund in addition to those available under Massachusetts law.
 Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for obligations of the trust. Under Massachusetts law, current fund shareholders are potentially liable for obligations of the current fund; although the risk of such liability is remote, the Trustees have determined that Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, should the Delaware Trust issue multiple series of shares, each series shall not be liable for the debts of any other series; another potential, although remote, risk in the case of a Massachusetts business trust.
 The Trustees believe that the Delaware business trust form will enable the Delaware Trust to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation when, and if, implemented. Delaware law, for example, explicitly authorizes electronic or telephonic communications between shareholders and the Delaware Trust. The Trustees hope to take advantage of this provision to improve shareholder voting procedures and reduce costs. It is anticipated that under Delaware law and the Delaware Trust Instrument, the Delaware Trust will be required to have fewer shareholder meetings, potentially further reducing costs. Neither Massachusetts nor Delaware business trusts are required to hold annual shareholder meetings, affording significant cost savings. In addition, Delaware law affords to the Trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees have the power to incorporate the Trust, to merge or consolidate with another entity, to cause each series to become a separate trust, and to change the Trust's domicile without shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. This flexibility should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment related operational issues. Of course, the investment objective and many of the investment limitations of both the current fund and successor fund remain fundamental, and may only be changed by shareholder vote. For a proposed amendment to certain of the current fund's fundamental investment limitations, see Proposal 12.
 For a more detailed comparison of the Massachusetts Trust's current Massachusetts Declaration of Trust (the Declaration of Trust) and the proposed Delaware Trust Instrument, see "Certain Comparative Information About the Massachusetts Trust and the Delaware Trust" on page __.
 SUMMARY OF THE PLAN OF CONVERSION. The following discussion summarizes the important terms of the Plan of Conversion. This summary is qualified in its entirety by reference to the Plan of Conversion itself, which is included as Exhibit __ to this Proxy Statement.
 The Delaware Trust was formed as a Delaware business trust pursuant to a Trust Instrument dated September 17, 1992 (the Trust Instrument). On the closing date of the Conversion (Closing Date), the current fund will transfer all of its assets to the successor fund, a series of shares of the Delaware Trust established for the purpose of effecting the Conversion, in exchange for the assumption by the successor fund of all of the liabilities of the current fund and the issuance of shares of beneficial interest of the successor fund (Delaware Trust Shares) equal to the value (as determined by using the procedures set forth in the current fund's prospectus) on the date of the exchange of the current fund's net assets divided by $1.00, the anticipated net asset value per share of the successor fund. Immediately thereafter, the current fund will distribute the Delaware Trust Shares to the current fund's shareholders pro rata, in proportion to the current fund's shareholders respective beneficial interest in the current fund (Massachusetts Fund Shares), in liquidation of such Massachusetts Fund Shares. Immediately after this distribution of the Delaware Trust Shares, the current fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE CONVERSION, EACH OF THE CURRENT FUND'S SHAREHOLDERS WILL BE THE OWNER OF FULL AND FRACTIONAL DELAWARE TRUST SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER MASSACHUSETTS FUND SHARES.
 The Plan of Conversion authorizes the current fund as the then sole initial shareholder of the successor fund to approve (i) the management contract with FMR for the successor fund (the New Management Contract),
(ii) the Sub-Advisory Agreement between FMR and FMR Texas with respect to the successor fund (the New Sub-Advisory Agreement), and (iii) the Distribution and Service Plan (the New Plan) under Rule 12b-1 with respect to the successor fund identical to the contract or plan, as the case may be, currently in effect with the current fund.
 The Delaware Trust Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract, the New Sub-Advisory Agreement, and the New Plan will take effect on the Closing Date. The New Management Contract, the New Sub-Advisory Agreement, and the New Plan will continue in force until May 31, 1995. The New Management Contract and the New Sub-Advisory Agreement will continue in force thereafter from year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Delaware Trust, FMR, or FMR Texas, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the successor fund. The New Plan will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract, New Sub-Advisory Agreement, and New Plan will be terminable without penalty on sixty days' written notice either by the Delaware Trust, FMR, or FMR Texas, as the case may be, and will terminate automatically in the event of its assignment.
 Assuming the Plan of Conversion is approved, it is currently contemplated that the Conversion will become effective at the close of business on ____, 199_. However, the Conversion may become effective at another time and date if circumstances warrant.
 The obligations of the Massachusetts Trust and the Delaware Trust under the Plan of Conversion are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Conversion by the current fund's shareholders, the Plan of Conversion may be terminated or amended at any time prior to the Conversion by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty or agreement contained in the Plan of Conversion or (2) it reasonably appears that a party cannot meet a condition of the Plan of Conversion. The Massachusetts Trust and the Delaware Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Conversion, provided that such waiver or amendment does not materially adversely affect the interests of the current fund's shareholders.
  CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. The Delaware Trust's transfer agent will establish an account for the successor fund's shareholders containing the appropriate number and denominations of Delaware Trust Shares to be received by each shareholder under the Plan of Conversion. Such accounts will be identical in all material respects to the accounts currently maintained by the current fund's transfer agent for the current fund's shareholders. Current fund shareholders who are receiving payment under a withdrawal plan with respect to Massachusetts Fund Shares will retain the same rights and privileges as to Delaware Trust Shares under the Plan of Conversion. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a fund shareholder with respect to Massachusetts Fund Shares.
 EXPENSES. The current fund and the successor fund shall each be responsible for all of their respective expenses of the Conversion, estimated at $______ in the aggregate.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the current fund, which prohibit the current fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the current fund's ability to carry out the Conversion. By approving the Plan of Conversion, current fund shareholders will be agreeing to waive, only for the purpose of the Conversion, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE CONVERSION. The Massachusetts Trust and the Delaware Trust have received an opinion from their counsel, Kirkpatrick & Lockhart, that no gain or loss will be recognized for federal income tax purposes by the current fund, the Delaware Trust or the current fund's shareholders upon (1) the transfer of the current fund's assets in exchange solely for the Delaware Trust Shares and the assumption by the Delaware Trust on behalf of the successor fund of the current fund's liabilities or
(2) the distribution of Delaware Trust Shares to the current fund's shareholders in liquidation of their Massachusetts Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Delaware Trust Shares to be received by each of the current fund's shareholders will be the same as that of his or her Massachusetts Fund Shares; and (b) the current fund's shareholder's holding period for his or her Massachusetts Fund Shares will include the current fund's shareholder's holding period for his or her Massachusetts Fund Shares, provided that said Massachusetts Fund Shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed agreement and plan to convert the fund into a separate series of a Delaware business trust is in the best interest of the fund's shareholders. The Trustees recommend that the current fund's shareholders vote FOR the approval of the Plan of Conversion as described above. Such a vote encompasses approval of the conversion of the current fund to a separate series of a Delaware business trust; temporary waiver of certain investment limitations of the current fund to permit the Conversion (see "Temporary Waiver of Investment Restrictions" on page __); authorization of the current fund, as sole shareholder of the Delaware Trust series, to approve
(i) a Management Contract for the successor fund between the Trust and FMR,
(ii) a Sub-Advisory Agreement for the successor fund between FMR and FMR Texas, and (iii) a Distribution and Service Plan under Rule 12b-1, identical to the contract or plan, as the case may be, currently in effect with the current fund. If approved, the Plan of Conversion will take effect on the fund's closing date. If the Plan of Conversion is not approved, the current fund will continue to operate as a fund of a Massachusetts business trust.
CERTAIN COMPARATIVE INFORMATION ABOUT THE
MASSACHUSETTS TRUST AND THE DELAWARE TRUST
 SUMMARY OF THE TRUST INSTRUMENT. The Delaware Trust has been established pursuant to the Trust Instrument under the laws of the State of Delaware. The investment objective, policies, and limitations of the successor fund will be the same as those of the current fund, including the revised policies and limitations, if approved, adopted by shareholders pursuant to Proposal 10. The Delaware Trust's fiscal year end is November 30, which is different than that of the Massachusetts Trust. The Trustees may change the fiscal year end of the Delaware Trust at their discretion in the future. Prior to the Conversion, the successor fund will not have any assets or liabilities. During the Conversion, the current fund will be the sole shareholder of the successor fund immediately prior to the distribution of Delaware Trust Shares to current fund shareholders.
 As a Delaware business trust, the Delaware Trust's operations will be governed by the Trust Instrument, the Bylaws, and applicable Delaware law rather than by the Massachusetts Declaration of Trust, and Massachusetts law. The operations of the Delaware Trust will continue to be subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder, and applicable state securities laws.
 TRUSTEES AND OFFICERS OF THE TRUST. Subject to the provisions of the Trust Instrument, the business of the Delaware Trust is supervised by its Trustees, who serve indefinite terms and who have all powers necessary or convenient to carry out that responsibility. The responsibilities, powers, and fiduciary duties of the Trustees of the Delaware Trust will be substantially the same as those of the Trustees of the current fund. The Trustees of the Delaware Trust would be those persons who currently serve as Trustees of the Massachusetts Trust.
 The present Trustees of the Delaware Trust will serve as Trustees of the successor fund which may not be identical to the Trustees elected as a result of Proposal 1.
 SERIES OR FUNDS OF SHARES OF THE MASSACHUSETTS TRUST AND THE DELAWARE TRUST. The Delaware Trust's Trust Instrument permits the Trustees to create one or more series or funds of the Delaware Trust and, with respect to each series or fund, to issue an unlimited number of full or fractional shares of that series or fund or of one or more of that series' or fund's classes. The Massachusetts Trust's Trustees have identical rights under the Massachusetts Declaration of Trust. After the Conversion, the Delaware Trust will have two series. Each share of a fund of the Delaware Trust, like each share of a fund of the Massachusetts Trust, represents an equal proportionate interest with each other share in that series or fund, none having priority or preference over another. While additional series or classes thereof may be added in the future, none are currently contemplated.
 DELAWARE TRUST SHAREHOLDER AND MASSACHUSETTS TRUST SHAREHOLDER LIABILITY. One area of difference between the two forms of organizations is the potential liability of shareholders. Generally, Delaware Trust shareholders are not personally liable for obligations of the Delaware Trust under Delaware law. The Delaware Business Trust Act (the Delaware Act) provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states, including Texas, the location of the fund's sub-adviser. As a result, to the extent that the Delaware Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Delaware Trust shareholders to liability. To guard against this risk, the Trust Instrument (i) contains an express disclaimer of shareholder liability for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation, and instrument entered into as executed by the Delaware Trust or its Trustees and (ii) provides for indemnification out of series or fund property of any shareholder held personally liable for the obligations of the Delaware Trust. Thus, the risk of a Delaware Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which (1) a court refused to apply Delaware law, (2) no contractual limitation of liability was in effect, and (3) the series or fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Delaware Trust's business, and the nature of its assets, FMR believes that the risk of personal liability to a Delaware Trust shareholder is extremely remote.
 Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Massachusetts Trust. The Massachusetts Declaration of Trust, like the Delaware Trust Instrument, contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Massachusetts Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property. Thus, FMR believes the risk of Massachusetts Trust shareholder liability is also remote for shareholders of Massachusetts business trusts.
 VOTING RIGHTS OF MASSACHUSETTS TRUST AND DELAWARE TRUST SHAREHOLDERS. Neither the Massachusetts Trust nor the Delaware Trust holds annual meetings. The Declaration of Trust and Trust Instrument each, in substance, provides that a special meeting of shareholders may be called by the holders of 10% or more of the shares, and that 10 or more holders of $25,000 (who have been such for six months), or 1% of the shares, whichever is greater, may apply to the Trustees stating that they wish to communicate with shareholders in order to obtain the call by 10% of the outstanding shares, in which case the Trustees shall cooperate with such shareholders as required under Section 16(c) of the 1940 Act.
 The Delaware Trust, like the Massachusetts Trust, will operate as an open-end management investment company registered with the SEC under the 1940 Act. Shareholders of the successor fund will, therefore, have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and limitations of the successor fund; ratification of the selection by the Trustees of the independent accountants for the Delaware Trust; and such additional matters relating to the Delaware Trust as may be required by law, or which the Trustees consider desirable. If, at any time, less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will promptly call a meeting of shareholders of the Delaware Trust for the purpose of electing a Board of Trustees. The Massachusetts Trust intends to notify the SEC that the Delaware Trust will succeed to the shares registered by the Massachusetts Trust under the Securities Act of 1933 on behalf of the fund.
 The Trust Instrument provides that shareholders shall have the power to vote only with respect to the election of Trustees, the removal of Trustees, the approval of investment advisory or management contracts, and with respect to such additional matters as may be required by law or the Trustees may consider desirable. The Trust Instrument also permits the Trustees to amend the Trust Instrument, except that shareholders shall have the right to vote on any amendment affecting their right to vote, on any amendment required by law or the Trust's registration statement, or on any matter submitted to shareholders by the Trustees. The Massachusetts Declaration of Trust, on the other hand, generally gives shareholders exclusive power to amend the Declaration of Trust in addition to the voting rights granted by the Trust Instrument. The Trust Instrument provides that one-third of the shares shall constitute a quorum; the Massachusetts Declaration of Trust requires a majority of shares to establish quorum for a meeting. The Massachusetts Declaration of Trust and the Delaware Trust Instrument provide for different methods of calculating voting rights. The Massachusetts Declaration of Trust provides that each share of a fund in a Trust is entitled to one vote. Proposal 3 on page __ amends the voting rights of the Massachusetts Trust. The amendment, if approved, would provide for voting rights to be calculated based on a shareholder's total dollar interest in a fund rather than on the number of shares owned. This is the method by which shareholders' voting rights are calculated under the Delaware Trust Instrument. If Proposal 3 and this Proposal to convert the fund to a fund of a Delaware Trust are passed by shareholders, the Massachusetts Trust and the Delaware Trust will provide for calculating voting rights in the same manner.
 LIABILITY OF TRUSTEES. The Trust Instrument provides that the Trustees shall not be liable to any person other than the Delaware Trust or a shareholder and that a Trustee shall not be liable for any act as a Trustee; but nothing in the Trust Instrument protects a Trustee against any liability to the Trust or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. The Declaration of Trust provides that its Trustees shall not be liable for errors of judgment or mistakes of fact or law, subject to substantially similar provisions concerning willful misfeasance, bad faith, gross negligence, and reckless disregard as those described above.
8. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY U.S. GOVERNMENT RESERVES.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal to amend the fund's management contract with FMR (the Amended Contract). The proposal would modify the management fee that FMR receives from the fund to lower two components of the fund's fee and add another component based on the fund's gross income. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS LOWER THAN THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT).
 SUMMARY OF THE PROPOSAL. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as Exhibit 2 on page __. In addition to the amendment to the management fee, this proposal adds a provision which discusses FMR's ability to use broker-dealers on behalf of the fund. The fund's current management fee is composed of a fixed individual fund fee rate of 0.28% and a group fee rate that varies according to FMR's assets under management. The fund's current management fee for the period ending ___ 1994 is 0.__%. The proposed management fee structure would lower the individual fund fee rate from 0.28% to 0.03%, add an income-based component to the fund's fee, and add additional breakpoints to the group fee rate in order to make it consistent with other taxable Fidelity money market funds. The income-based fee is a percentage of the fund's gross income, calculated and paid monthly, and varies according to the fund's yield. The management fee under the Amended Contract would provide for lower management fees than under the Present Contract at all yield levels.
 At current yields and assets under management, the fund's management fee rate would decrease from 0.__% to 0.__%. The median management fee rate for taxable retail money market funds is ___%.
 Effective September 1, 1993, FMR agreed to voluntarily adopt the proposed management fee structure. If approved by shareholders, the Amended Contract will take effect on October 1, 1994 (or, if later, the first day of the first month following approval) and will remain in effect through May 31, 1995 and thereafter subject to continuation by the fund's Board of Trustees. If the Amended Contract is not approved, the Present Contract will continue in effect through May 31, 1995, and thereafter subject to continuation by the fund's Board of Trustees.
 PRESENT MANAGEMENT FEE. The fund's management fee under the Present Contract is an annual percentage of the fund's average net assets, calculated and paid monthly. The percentage is a sum of two components: a group fee rate, which varies according to FMR's aggregate assets under management and ranges from 0.13% to 0.37%, and a fixed individual fund fee rate of 0.28%. As of the period ending __, 1994, the fund's management fee was 0.__%. More information concerning the Present Contract is included under the section "Present Management Contracts" on page __.
 PROPOSED MANAGEMENT FEE. The proposed management fee is composed of three components: an individual fund fee, a group fee, and an income-based fee. The proposed management fee structure would lower the individual fund fee rate from 0.28% to 0.03%, add five new "breakpoints" to the group fee rate schedule, as shown on page 27, and add an income-based component of the fund's fee that varies according to the fund's yield.
 The income-based fee equals 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is 0.24% of average net assets, at a fund gross yield of 9%.
 For the services of FMR under the proposed contract, the fund will pay FMR a monthly management fee calculated by adding the group fee rate to th individual fund fee rate (.03%). The result is then added to the income-based fee rate component of 6% of the fund's gross yield in excess of a 5% yield, resulting in the management fee rate for that month.
 For ____, 1994, at current yields, the fund's management fee under the Amended Contract would have been 0.__%, compared to 0.__% under the Present Contract. The following table compares the fund's present and proposed management fee rates at current group assets of $___ billion at various fund gross yields for the month ended ____, 1994.
      1994

Gross    Present Fee Rate*              Proposed Fee Rate
Yields

 1%                                 %                   %

 2%

 3%

 4%

 5%

 6%

 7%

 8%

 9%

* Does not reflect voluntary adoption of the proposed management fee
structure   by FMR on September 1, 1993.
 MODIFICATION TO GROUP FEE RATE. In addition, the proposal would modify the group fee rate by providing for lower fee rates if assets under management by FMR remain above $84 billion and change certain terms of the contract relating to portfolio transactions.
 The group fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR. As group net assets increase, the group fee rate declines. The Amended Contract would not change the group fee calculation for group net assets of $84 billion or less. Above $84 billion in group net assets, the group fee rate does not decline under the Present Contract, but under the Amended Contract, it declines as indicated in the table on the next page. These lower fee rates were voluntarily implemented by FMR on January 1, 1992 and November 1, 1993.
 The group fee rate is calculated according to a graduated fee schedule providing for different rates for different levels of group net assets. The rate at which the fee declines is determined by fee "breakpoints" that provide for lower fees when assets increase. The Amended Contract would add five new fee breakpoints for group asset levels above $84 billion as illustrated in the table below. (For an explanation of how these breakpoints are factored into the fee calculation, see the section entitled "Present Management Contracts" beginning on page ___.)


Average Group

Assets           Present*   Amended

($ billions)     Contract   Contract

84-120           .1500%     .1500%

120-174          .1500%     .1450%

174-228          .1500%     .1400%

228-282          .1500%     .1375%

282-336          .1500%     .1350%

Over 336         .1500%     .1325%

The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES


Group Net

Assets         Present*   Amended

($ billions)   Contract   Contract

215   .1646%   .1646%

250   .1606%   .1604%

300   .1572%   .1565%

350   .1547%   .1533%

400   .1529%   .1507%


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992 and November 1, 1993.
 Average group net assets for ____, 1994 were approximately $___ billion. COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES. For ____, 1994, at
average group net assets of $___ billion, the fund's management fee under the Amended Contract would have been .___%, compared to .___%. The following chart compares the fund's management fees and total expense ratio under the terms of the Present Contract for the fiscal years ended September 30, 1993, 1992 and 1991, and the fees and expenses the fund would have incurred if the Proposed Contract had been in effect:
                                       (000
                                       Omitted)

                                1993   1992       1991

Average Net Assets:             $      $          $

FEES UNDER PRESENT CONTRACT:*

 Management Fee                 $      $          $

 Total($)                       $      $          $

 Total (%)                       %      %          %

FEES IF PROPOSED CONTRACT HAD BEEN IN EFFECT:

 Management Fee   $    $    $

 Total ($)        $    $    $

 Total (%)         %    %    %

RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS:

 Current Contract*     %    %    %

 Proposed Contract     %    %    %

* Figures are annualized and do not reflect voluntary adoption of the
proposed    management fee structure by FMR on September 1, 1993 and
voluntary adoption  of extended group fee rate schedules by FMR on January
1, 1992 and November   1, 1993.
 Over the periods shown above, the group fee rate declined from 0.__% in October 1990 to 0.__% in September 1993.
 TRANSACTIONS WITH BROKER-DEALERS. The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
 The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund and to its other clients, and conversely, such research provided by broker-dealers who execute transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 The fund has already been authorized by the Board of Trustees, consistent with the federal securities laws and the rules and regulations of the SEC, to place portfolio transactions through broker-dealers who are affiliated with FMR and through broker-dealers who provide research. The Amended Management Contract expressly recognizes this authority.
 MATTERS CONSIDERED BY THE BOARD. In June 1993, FMR presented to the Board a proposal seeking approval for the fund to reduce its individual fund fee rate and to adopt an income-based management fee structure similar to other Fidelity money market funds. The Trustees determined that the proposal provides for a fee reduction at all yield levels and furthers the goal of standardizing the management fee of retail taxable money market funds advised by FMR.
 In addition, the non-interested Trustees recommended in 1991, and again in 1993, that the existing group fee be reconsidered in light of the significant growth in the assets of funds advised by FMR. FMR believes that varying management fee rates according to group assets is more appropriate than basing the fee entirely on assets of any single fund.
 The Board of Trustees has determined that the compensation to be paid to FMR under the Modified Contract is fair and reasonable. In unanimously approving the Modified Contract and recommending its approval by shareholders, the Trustees of the fund, including the Independent Trustees, considering the best interests of shareholders of the fund, took into account all factors they deemed relevant. The factors considered by the Trustees included the nature, quality, and extent of the services furnished by FMR to the fund; the necessity of FMR maintaining and enhancing its ability to retain and attract high caliber personnel to serve the fund; the increasing complexity of the domestic and international securities markets; the investment record of FMR in managing the fund; extensive financial, personnel, and structural information as to the Fidelity organization, including the revenues and expenses of FMR and Fidelity Service Co. (FSC, the fund's transfer, shareholder servicing, and pricing and bookkeeping agent) relating to their mutual fund activities and pro forma profitability data giving effect to the proposed change to the management fee structure; the effect of the proposed management fee structure change on the total expense ratio of the fund; whether economies of scale were demonstrated in connection with FMR's provision of investment management and shareholder services as assets increase; data on investment performance, management fees and expense ratios of competitive funds and other Fidelity funds; FMR's expenditures in developing enhanced shareholder services for the fund; enhancements in the quality and scope of the shareholder services provided to the fund's shareholders; the fees charged and the services offered by an affiliate of FMR for providing investment management services to non-investment company accounts; and possible "spin-off" benefits to FMR from serving as manager and from affiliates of FMR serving as principal underwriter and transfer agent of the fund.
 With regard to the section of the proposed contract describing the changes to portfolio transactions, the Trustees considered the value of research provided by the broker-dealers, the quality of the execution services provided, and the level of commissions paid. While the fund does not generally purchase securities through a broker-dealer by paying commissions, the Board of Trustees determined that amending the management contract to expressly recognize the authority of FMR to use affiliated broker-dealers and broker-dealers who provide research services furthers the goal of standardizing management contracts for Fidelity funds, and that explicitly permitting all Fidelity funds to utilize certain broker-dealers is beneficial to the fund.
 CONCLUSION, ACTION OF THE BOARD OF TRUSTEES, AND RECOMMENDED SHAREHOLDER ACTION. Based on its evaluation of the extensive materials presented and assisted by the advice of independent counsel, the Board of Trustees concluded (i) that the proposed management fee rate structure was fair and reasonable and (ii) that the proposed reduction in the group fee rate structure was in the best interest of the fund's shareholders. The Board of Trustees voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
9. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal to amend the fund's management contract with FMR (the Amended Contract). The proposal would modify the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT).
 PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as Exhibit __ on page __. Except for the amendment to the management fee, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page __.) If approved by shareholders, the Amended Contract will take effect on October 1, 1994 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 1995 and thereafter subject to continuation by the fund's Board of Trustees. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 1995, and thereafter subject to continuation by the fund's Board of Trustees.
 The management fee is an annual percentage of the fund's average net assets, calculated and paid monthly. The percentage is the sum of two components: a group fee rate, which varies according to FMR's assets under management, and a fixed individual fund fee rate. The proposal would modify the group fee by providing for lower fee rates if FMR's assets under management remain above 174 billion.
 MODIFICATION TO GROUP FEE RATE. The group fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR. As group net assets increase, the group fee rate declines. The Amended Contract would not change the group fee calculation for group net assets of $174 billion or less. Above $174 billion in group net assets, the group fee rate does not decline under the Present Contract, but under the Amended Contract, it declines as indicated in the table below. These lower fee rates were voluntarily implemented by FMR on January 1, 1992 and November 1, 1993.
 The group fee rate is calculated according to a graduated fee schedule providing for different rates for different levels of group net assets. The rate at which the fee declines is determined by fee "breakpoints" that provide for lower fees when assets increase. The Amended Contract would add three new fee breakpoints for group asset levels above $174 billion as illustrated in the table below. (For an explanation of how these breakpoints are factored into the fee calculation, see the section entitled "Present Management Contract" beginning on page ___.)
GROUP FEE RATES
Average Group   Present     Proposed
Assets          Contract*   Contract
($ billions)

174 - 228       .1400%      .1400%

228 - 282       .1400%      .1375%

282 - 336       .1400%      .1350%

Over 336        .1400%      .1325%

The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present     Proposed
Assets         Contract*   Contract
($ billions)

250   .1606%   .1604%

300   .1572%   .1565%

350   .1547%   .1533%

400   .1529%   .1507%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992 and November 1, 1993.
 Average group net assets for May 1994 were approximately $253 billion. The fund's annual individual fund fee rate is .30%. The sum of the group fee rate and the individual fund fee rate is referred to as a fund's management fee rate. One-twelfth (1/12) of this annual management fee rate is applied to the fund's average net assets for the current month, resulting in a dollar amount which is the management fee for that month.
 COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES. For May 1994 average group net assets of $253 billion, the fund's management fee rate under the Amended Contract would have been __%, compared to __% under the Present Contract. The management fee rate will remain the same under both the Present Contract and the Amended Contract until group net assets exceed $___ billion, at which point the management fee rate under the Amended Contract begins to decline. The following chart compares the fund's management fee and total expense ratio under the terms of the Present Contract for the fiscal year ended September 30, 1993 to the fees and expenses the fund would have incurred if the Amended Contract had been in effect.
      Present Contract*   Amended Contract

      Manageme   Total     Manageme   Total
      nt         Expense   nt Fee     Expense
      Fee        Ratio                Ratio

      $           %        $           %

* Does not reflect voluntary adoption of extended group fee rate schedules. MATTERS CONSIDERED BY THE BOARD OF TRUSTEES. The non-interested Trustees recommended in 1991, and again in 1993, that the existing group fee be reconsidered in light of the significant growth in the assets of funds advised by FMR.
 FMR provided substantial information to the Trustees to assist it in its deliberations. In addition, the Committee requested and reviewed additional data, including analyses prepared by independent counsel to both the funds and the non-interested Trustees. In unanimously approving the proposed contract and recommending its approval by shareholders, the Trustees of the fund, including the Independent Trustees, considering the best interests of shareholders of the fund, took into account all factors they deemed relevant. The factors considered by the Independent Trustees included the nature, quality, and extent of the services furnished by FMR to the fund; the necessity of FMR maintaining and enhancing its ability to retain and attract high caliber personnel to serve the fund; the increased complexity of the domestic and international securities markets; the investment record of FMR in managing the fund; extensive financial, personnel, and structural information as to the Fidelity organization, including the revenues and expenses of FMR, and FSC relating to their mutual fund activities; whether economies of scale were demonstrated in connection with FMR's provision of investment management and shareholder services as assets increased; data on investment performance, management fees and expense ratios of competitive funds and other Fidelity funds; FMR's expenditures in developing enhanced shareholder services for the fund; enhancements in the quality and scope of the shareholder services provided to the fund's shareholders; the fees charged and services offered by an affiliate of FMR for providing investment management services to non-investment company accounts; and possible "spin-off" benefits to FMR from serving as manager and from affiliates of FMR serving as principal underwriter and transfer agent of the fund.
 CONCLUSION, ACTION OF THE BOARD OF TRUSTEES, AND RECOMMENDED SHAREHOLDER ACTION. Based on its evaluation of the extensive materials presented and assisted by the advice of independent counsel, the Board of Trustees concluded (i) that the existing management fee rate structure was fair and reasonable and (ii) that the proposed reduction in the group fee rate structure was in the best interest of the fund's shareholders. The Board of Trustees voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
10. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR SPARTAN SHORT-TERM INCOME FUND AND SPARTAN INVESTMENT GRADE BOND FUND.
 In conjunction with its portfolio management responsibilities on behalf of Fidelity Short-Term Income Fund and Spartan Investment Grade Bond Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of each fund approve a new sub-advisory agreement (the proposed agreement) between Fidelity Management & Research Far East Inc. (FMR Far East) and FMR on behalf of each fund to replace FMR's existing agreement with FMR Far East. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to each fund and its shareholders. Because FMR pays all of FMR Far East's fees, the proposed agreement would not affect the fees paid by each fund to FMR.
 On March 9, 1994, the Board of Trustees agreed to submit the proposed agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. If approved by shareholders, the proposed agreement will replace the sub-advisory agreement currently in effect with respect to each fund (the current agreement). The current agreements, dated September 17, 1992, were approved by the Board of Trustees prior to each fund's commencement of operations, and were approved by FMR, then sole shareholder of the funds on September 23, 1992. A copy of the proposed agreement is attached to this proxy statement as Exhibit 4.
 FMR Far East, with its principal office in Tokyo, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page__.
  Under the current agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under the current agreement with FMR Far East, FMR, NOT EACH FUND, pays FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.
 Although FMR employees are expected to consult regularly with FMR Far East, under the current agreement, FMR Far East has no authority to make investment decisions on behalf of the funds. Under the proposed agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority to FMR Far East with respect to all or a portion of each fund's assets. If FMR Far East were to exercise investment management authority on behalf of a fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's Prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of a fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund. If granted investment management authority, FMR Far East would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page ___.
 Allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH
FUND.   The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement would take affect on October 1, 1994 (or, if later, the first day of the first month following approval) and would continue in force until June 30, 1995 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 The proposed agreement could be transferred to a successor of FMR Far East without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and the proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of each fund vote FOR the proposed agreement. If the proposed agreement is not approved by shareholders of a fund, FMR's current agreement on behalf of that fund will continue in effect.
11. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR SPARTAN SHORT-TERM INCOME FUND AND SPARTAN INVESTMENT GRADE BOND FUND.
 In conjunction with its portfolio management responsibilities on behalf of Spartan Short-Term Income Fund and Spartan Investment Grade Bond Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of each fund approve a new sub-advisory agreement (the proposed agreement) between Fidelity Management & Research U.K. Inc. (FMR U.K.) and FMR on behalf of each fund to replace FMR's existing agreement with FMR U.K. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to each fund and its shareholders. Because FMR pays all of FMR U.K.'s fees, the proposed agreement would not affect the fees paid by each fund to FMR.
 On , the Board of Trustees agreed to submit the proposed agreement to shareholders of [the/ each] fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. If approved by shareholders, the proposed agreement will replace the sub-advisory agreement currently in effect with respect to each fund (the current agreement). The current agreements for Spartan Short-Term Income Fund and Spartan Investment Grade Bond Fund, dated September 17, 1992, were approved by the Board of Trustees prior to each fund's commencement of operations, and were approved by FMR, then sole shareholder of the funds on September 23, 1992. A copy of the proposed agreement is attached to this proxy statement as Exhibit 5.
 FMR U.K., with its principal office in London, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page__.
  Under the current agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of [the/ each] fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in Europe. Under the current agreement with FMR U.K., FMR, NOT EACH FUND, pays FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.
 Although FMR employees are expected to consult regularly with FMR U.K., under the current agreement, FMR U.K. has no authority to make investment decisions on behalf of the funds. Under the proposed agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority with respect to all or a portion of each fund's assets to FMR U.K. If FMR U.K. were to exercise investment management authority on behalf of a fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's Prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of a fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund. If granted investment management authority, FMR U.K. would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page ___.
 Allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH
FUND.   The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement would take affect on October 1, 1994 (or, if later, the first day of the first month following approval) and would continue in force until June 30, 1995 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 The proposed agreement could be transferred to a successor of FMR U.K. without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and the proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of each fund vote FOR the proposed agreement. If the proposed agreement is not approved by shareholders of a fund, FMR's current agreement on behalf of that fund will continue in effect.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 12 is to revise one of Fidelity U.S. Government Reserves' investment limitations to conform to a limitation which is the standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitation non-fundamental, the Board of Trustees may amend limitations as they deem appropriate, without seeking shareholder vote. The Board of Trustees would amend these limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings if called for these purposes are generally borne by the fund and its shareholders.
 It is not anticipated that this proposal will substantially affect the way the fund is currently managed. However, FMR is presenting it to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of the new or revised limitation is not likely to have any impact on the current investment techniques employed by the fund, it will contribute to the overall objectives of standardization.
12. TO ELIMINATE FIDELITY U.S. GOVERNMENT RESERVES' FUNDAMENTAL INVESTMENT LIMITATION CONCERNING WRITING OR PURCHASING PUT OR CALL OPTIONS.
 The fund's current fundamental investment limitation concerning put and call options states that:
 "The fund may not write or purchase any put or call option."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment limitation. The Trustees believe that the fund's current limitation unnecessarily restricts the fund from taking advantage of potential investment opportunities and techniques that are consistent with the fund's investment objective, and believe that the fund would benefit from having the flexibility to purchase and sell options in addition to its direct investment in securities.
 If approved, FMR has no current intention of implementing any strategies involving exchange-traded options contracts. However, some of the fund's investments may include demand or "put" features, which provide additional liquidity or protection against loss. In addition, the fund may from time to time enter into agreements with option-like features, such as standby commitments or other instruments conveying the right or obligation to buy or sell securities at a future date. Approval of the proposal would allow FMR to develop and implement additional strategies in the future, without the need to seek further shareholder approval. Any such strategies must, of course, be in accordance with applicable federal and state regulations. In addition to review by the Trustees, the fund would not engage in such strategies until they had been described sufficiently in the fund's Prospectus and Statement of Additional Information.
 Options can be used in a variety of strategies aimed at different goals and having different characteristics of risk and reward. For example, buying puts or writing calls may hedge against rising interest rates or other factors that could depress security values. Buying calls or writing puts may help fix a definite price for securities the fund intends to purchase, reducing the risk of acquiring the securities at a higher cost at a later date. The fund would only use such strategies that are consistent with its investment objective. If the proposal is approved, the Trustees intend to adopt the following non-fundamental investment limitation:
"The fund does not currently intend to purchase or sell call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options."
 CONCLUSION. After consideration of all relevant factors, the Board of Trustees has determined that it is in the best interest of shareholders to eliminate the fund's fundamental limitation concerning investments in put and call options. Accordingly, the Trustees recommend voting FOR the proposal. The new non-fundamental limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain uncharged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies whose net assets as of May 31, 1994, were in excess of $___ billion. The Fidelity family of funds currently includes a number of funds with a broad range of investment objectives and permissible portfolio compositions. The Boards of these funds are substantially identical to that of this trust. In addition, FMR serves as investment adviser to certain other funds which are generally offered to limited groups of investors. Information concerning the advisory fees, net assets, and total expenses of the funds advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit __.
 Several affiliates of FMR are also engaged in the investment advisory business. Fidelity Management Trust Company provides trustee, investment advisory, and administrative services to retirement plans and corporate employee benefit accounts. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far
East), both wholly owned subsidiaries of FMR formed in 1986, supply investment research information, and may supply portfolio management services to FMR in connection with certain funds advised by FMR. FMR Texas Inc., a wholly owned subsidiary of FMR formed in 1989, supplies portfolio management and research services in connection with certain money market funds advised by FMR.
 FMR, its officers and directors, its affiliated companies and personnel, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Consolidated Statement of Financial Condition of Fidelity Management & Research Company and subsidiaries as of December 31, 1993 is shown beginning on page __
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Leland Barron, Curtis Hollingsworth, Gary L. French, Arthur S. Loring, Thomas J. Steffanci, and Fred L. Henning, Jr. are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, all of these persons are stockholders of FMR Corp. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of the Directors of FMR.
 All of the stock of FMR is owned by a parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts, which was organized on October 31, 1972. At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions, FSC, which is the transfer and shareholder servicing agent for certain of the retail funds advised by FMR, Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for certain institutional customers, and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization. Messrs. Johnson 3d, Burkhead, William L. Byrnes, James C. Curvey, and Caleb Loring, Jr. are the Directors of FMR Corp. On March 31, 1994, Messrs. Johnson 3d, Burkhead, Curvey, and Loring, Jr., and Ms. Abigail Johnson owned approximately __%, _%, _%, __%, and __%, respectively, of the voting common stock of FMR Corp. In addition, various Johnson family members and various trusts for the benefit of Johnson family members, for which Messrs. Burkhead, Curvey, or Loring, Jr. are Trustees, owned in the aggregate approximately __% of the voting common stock of FMR Corp. Messrs. Johnson 3d, Burkhead, and Curvey owned approximately _%, _% and _%, respectively, of the non-voting common stock of FMR Corp. In addition, various trusts for the benefit of members of the Johnson family, for which Mr. Loring, Jr. is the sole Trustee, and other trusts for the benefit of Johnson family members, through limited partnership interest in a partnership the corporate general partner of which is controlled by Mr. Johnson 3d, Mr. Loring, Jr., and other Johnson family members, together owned approximately __% of the non-voting common stock of FMR Corp. Through ownership of voting common stock, Edward C. Johnson 3d (President and a Trustee of the trust), Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
 (TO BE UPDATED)
 During the period October 1, 1992 through May 30, 1994, the following transactions were entered into by officers and/or Trustees of the fund or of FMR Corp. involving more than 1% of the voting common, non-voting common or preferred stock of FMR Corp.
ACTIVITIES AND MANAGEMENT OF FMR TEXAS
 FMR Texas Inc. (FMR Texas) is a wholly-owned subsidiary of FMR formed in 1989 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments. Under a sub-advisory agreement with FMR Texas, FMR pays FMR Texas a fee equal to 50% of the management fee retained by FMR under its effective Management Contract with the fund. During the fiscal year ended September 30, 1993 the fee paid by FMR to FMR Texas for Fidelity U.S. Government Reserves amounted to $_______.
 The Statement of Financial Condition for FMR Texas as of December 30, 1992 (audited) and for the period January 1, 1993 through September 30, 1993 (unaudited) are shown beginning page ____. Funds for which FMR has entered into a sub-advisory agreement with FMR Texas, and the net assets of each of these funds are indicated in the Table of Average Net Assets and Expense Ratios (Exhibit __) on page ____.
 The Directors of FMR Texas are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Each of the Directors is also a Trustee of the fund. Messrs. Johnson 3d and Burkhead are currently officers of the fund, officers or employees of FMR Texas, and stockholders of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, MA. The principal business address of FMR Texas is 400 East Las Colinas Boulevard, Irving, TX.
 In addition to serving as Chairman and a Director of FMR Texas, Mr. Edward
C. Johnson 3d is President and a Trustee of the trust and other funds advised by FMR. He is Chairman, Chief Executive Officer, and a Director of FMR Corp., Chairman of the Board and of the Executive Committee of FMR, and a Director of FMR. Mr. Johnson 3d is also Chairman and Director of FMR U.K. Inc. and FMR Far East Inc.
 In addition to serving as President and a Director of FMR Texas, J. Gary Burkhead is Senior Vice President and a Trustee of the trust and of other funds advised by FMR. He is also President of FMR (1986) and President and Director of FMR U.K. Inc. and FMR Far East Inc.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide investment research information with respect to certain funds for which FMR acts as investment adviser. Under sub-advisory agreements with FMR U.K. and FMR Far East, FMR pays fees equal to 110% of FMR U.K.'s costs and 105% of FMR Far East's costs, respectively, in connection with research services provided for the benefit of certain Fidelity funds.
 The Statements of Financial Condition of FMR U.K. and FMR Far East as of December 31, 1993 are shown on pages __ and __, respectively. Funds managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit ___ on page __.
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d and Burkhead are described in Proposal 1. The principal business address of the Directors and FMR U.K. and FMR Far East is 82 Devonshire Street, Boston, Massachusetts.
PRESENT MANAGEMENT CONTRACTS
 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with the fund's investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, and compensates all officers of the trust, all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the trust or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the funds. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of the funds' shares under federal and state law; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees.
 In addition to the management fee payable to FMR and the fees payable to FSC, Fidelity U.S. Government Reserves and Fidelity Short-Intermediate Government Fund pay all of their expenses, without limitation, that are not assumed by those parties. Each fund pays for typesetting, printing, and mailing proxy material to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Although each management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to existing shareholders, the trust has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the cost of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. Each fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
 FMR is responsible for the payment of all expenses of Spartan Short-Term Income Fund and Spartan Investment Grade Bond Fund with certain exceptions. Specific expenses payable by FMR include, without limitation, the fees and expenses of registering and qualifying the funds and their shares for distribution under federal and state securities laws; expenses of typesetting for printing the prospectus and statement of additional information; custodian charges; audit and legal expenses; insurance expense; association membership dues; and the expenses of mailing reports to shareholders, shareholder meetings, and proxy solicitations. FMR also provides for transfer agent and dividend disbursing services and portfolio and general accounting record maintenance through FSC.
  FMR pays all other expenses of Spartan Short-Term Income Fund and Spartan Investment Grade Bond Fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR (the non-interested Trustees); interest on borrowings; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.
FMR is Fidelity U.S. Government Reserves' manager pursuant to an amended management contract dated December 1, 1992, which was approved by shareholders on November 18, 1992. FMR is Fidelity Short-Intermediate Government Fund's adviser pursuant to a management contract dated October 1, 1992 that was approved by shareholders on September 16, 1992. For the services of FMR under each contract, each fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown on page 39 on the left. On the right, the effective fee rate schedule shows the results of cumulatively applying the annualized rates at varying asset levels. For example, the effective annual fee rate at $216 billion of group net assets - their approximate level for September 1993 - was .1638%, which is the weighted average of the respective fee rates for each level of group net assets up to that level.
GROUP FEE RATE SCHEDULE*   EFFECTIVE ANNUAL FEE
                           RATES

Average   Annualized   Group    Effective
Group     Fee Rate     Net      Annual
Assets                 Assets   Fee Rate





0      -     $ 3 billion   .3700%    $ 0.5 billion   .3700%

3      -     6             .3400     25              .2664

6      -     9             .3100     50              .2188

9      -     12            .2800     75              .1986

12     -     15            .2500     100             .1869

15     -     18            .2200     125             .1793

18     -     21            .2000     150             .1736

21     -     24            .1900     175             .1695

24     -     30            .1800     200             .1658

30     -     36            .1750     225             .1629

36     -     42            .1700     250             .1604

42     -     48            .1650     275             .1583

48     -     66            .1600     300             .1565

66     -     84            .1550     325             .1548

84     -     120           .1500     350             .1533

120    -     174           .1450

174    -     228           .1400

228    -     282           .1375

282    -     336           .1350

Over         336           .1325

* The rates shown for average group assets in excess of $174 billion were adopted by FMR on a voluntary basis on November 1, 1993 pending shareholder approval of a new management contract reflecting the extended schedule. The extended schedule provides for lower management fees as total assets under management increase.
The individual fund fee rate for Fidelity U.S. Government Reserves is .28%. The individual fund fee rate for Fidelity Short-Intermediate Government Fund is .30%. Based on the average net assets of funds advised by FMR for September 1993, the annual management fee rate would be calculated as follows:
                                              Individual
                              Group Fee       Fund Fee         Managemen
                                   Rate            Rate        t
                                                                  Fee Rate

Fidelity U.S. Government
  Reserves                       .1638%   +        .28%             .4438%
                                              =

Fidelity Short-Intermediate
  Government Fund                .1638%   +        .30%             .4638%
                                              =

One twelfth (1/12) of this annual management fee rate is then applied to the fund's average net assets for the current month, giving a dollar amount which is the fee for that month.
The substantive difference between Fidelity U.S. Government Reserves' current contract and the contract prior to December 1, 1992 (which was dated January 29, 1990) and Fidelity Short-Intermediate Government Fund's prior contract dated September 21, 1991 and its current contract, is an extension of the group fee rate table shown on page __.
The schedule shown on the previous page (minus the breakpoints added November 1, 1993) was voluntarily adopted by FMR on January 1, 1992 until shareholders could meet to approve the amended management contract. Prior to January 1, 1992, the fund's group fee rate was based on a schedule with breakpoints ending at .150% for average group assets in excess of $84 billion. In addition, for Fidelity U.S. Government Reserves, effective September 1, 1993, FMR agreed to voluntarily adopt a revised management fee structure which provides for a lower individual fund fee rate (.03%) and the addition of an income-based component that is identical to that of Cash Reserves. This change will provide for lower management fees, and will be presented to shareholders for approval at the next shareholder meeting. During the fiscal years ended September 30, 1993, 1992, and 1991, Fidelity U.S. Government Reserves paid fees of $4,887,000, $6,065,000, and $7,015,000, respectively, to FMR for its services as investment adviser to the fund. These fees were equivalent to .4289%, .4549%, and 4613%, respectively, of the fund's average net assets for those years.
During the fiscal years ended September 30, 1993, 1992 and the period September 13, 1991 to September 30, 1991, FMR received $783,194, $250,118, and $244, respectively, for its services as investment advisor to Fidelity Short-Intermediate Government Fund. These fees are equivalent to .47%, .47%, and .48% of the fund's average net assets for those periods. The fees for the fiscal 1992 reflect FMR's voluntary implementation of the group fee rate schedule. If voluntary implementation had not been in effect, the fund's management fee for fiscal 1992 would have been higher.
 FMR may, from time to time, voluntarily reimburse all or a portion of Fidelity Short-Intermediate Government Fund's operating expenses (excluding, interest, taxes, brokerage commissions, and extraordinary expenses). The table on the next page outlines expense limitations (as a percentage of the fund's average net assets) in effect from commencement of operations to June 30, 1993. The table also shows the amount of management fees incurred and the amounts reimbursed by FMR for each fiscal period.
     From             To   Expense Limitations

June 1, 1993         June 30, 1993        .70%

May 1, 1993          May 31, 1993         .65%

February 1, 1993     April 30, 1993       .60%

January 1, 1993      January 31, 1993     .50%

September 1, 1992    December 31, 1992    .40%

August 1, 1992       August 31, 1992      .25%

May 1, 1992          July 31, 1992          0%

April 1, 1992        April 30, 1992       .85%

March 9, 1992        March 31, 1992       .65%

January 15, 1992     March 8, 1992           0%

September 13, 1991   January 14, 1992     .65%

Fiscal Periods ended       Management Fees       Amount of

   September 30,       Before Reimbursement   Reimbursement

 1993     $783,194          $486,551

 1992       250,118           538,256

 1991*             244          16,143

 * From September 13, 1991 (commencement of operations)
To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The
applicable percentages are                2 1/2% of the first $30 million,
2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating each fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses.
FMR is Spartan Short-Term Income Fund's and Spartan Investment Grade Bond Fund's manager pursuant to management contracts dated September 17, 1992 which were approved by FMR, then sole shareholder, on September 23, 1992. For the services of FMR under each management contract, the funds pay FMR a monthly management fee at the annual rate of .65% of average net assets throughout the month. FMR reduces its fee by an amount equal to the fees and expenses of the non-interested Trustees.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses). The tables on the next page outline expense limitations (as a percentage of the fund's average net assets) in effect from Spartan Short-Term Income Fund's commencement of operations (October 1, 1992) through the Statement of Additional Information dated November 19, 1993. The tables also show the amount of management fees incurred under each contract and the amounts reimbursed by FMR, if any, for each fiscal period from commencement of operations through the Statement of Additional Information dated November 19, 1993.

SPARTAN SHORT-TERM INCOME FUND
     From             To   Expense Limitations

September 1, 1993           --               .40%

August 1, 1993      August 31, 1993          .30%

July 1, 1993        July 31, 1993            .20%

June 1, 1993        June 30, 1993            .15%

April 1, 1993       May 31, 1993             .05%

October 1, 1992     March 31, 1993           .00%

                Management Fees         Amount of

Fiscal Year   Before Reimbursement   Reimbursement

      1993*             $3,553,000     $2,450,000

 * From October 1, 1992 (commencement of operations)
SPARTAN INVESTMENT GRADE BOND
                                 Amount of
Fiscal Year   Management Fee   Reimbursement

      1993*         $373,476      $       0

 * From October 1, 1992 (commencement of operations)
If FMR were not temporarily reimbursing these expenses, Spartan Short-Term Income's yields would be lower and total operating expenses would be .65% of the fund's net assets.
To defray shareholder service costs, FMR or its affiliates also collect each fund's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and $2.00 checkwriting charge. Shareholder transaction fees and charges collected for the fiscal year ended September 30, 1993 are indicated in the table below.
                    Account
      Exchange      Closeout
           Fees        Fees    Wire Fees

Spartan Short-Term Income       $23,105         $740     $1,350

Spartan Investment Grade Bond     $4,465        $230        $180

 SUB-ADVISER. With respect to Fidelity U.S. Government Reserves, FMR has entered into a sub-advisory agreement with FTX pursuant to which FTX has primary responsibility for providing portfolio investment management services to the fund. Under each sub-advisory agreement, FMR pays FTX fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FTX are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For the fiscal years ended September 30, 1993, 1992, and 1991, FMR paid FTX management fees of $2,444,000, $3,032,000, and $3,507,000.
 With respect to Spartan Short-Term Income Fund and Spartan Investment Grade Bond Fund, on September 17, 1992, FMR entered into sub-advisory agreements with FMR U.K. and FMR Far East pursuant to which FMR U.K. and FMR Far East supply FMR with investment research and recommendations concerning foreign securities for the benefit of each fund. The sub-advisory agreements provide that FMR will pay fees to FMR U.K. and FMR Far East equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with each agreement, said costs to be determined in relation to the assets of each fund that benefits from the services of the sub-advisers.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. Securities purchased and sold by Fidelity U.S. Government Reserves generally will be traded on a net basis (i.e., without commission). In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. Commissions for foreign investments for Spartan Short-Term Income Fund and Spartan Investment Grade Bond Fund traded on foreign exchanges generally will be higher than for U.S. investments and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). For Fidelity U.S. Government Reserves, FMR maintains a listing of broker-dealers who provide such services on a regular basis. However, as many transactions on behalf of the funds are placed with broker-dealers (including broker-dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and, conversely, research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the funds to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services, Ltd. (FBSL), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such regulations, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal years ended September 30, 1993 and September 30, 1992, Fidelity Short-Intermediate Government Fund's portfolio turnover rates were 348% and 419%, respectively. For the fiscal year ended September 30, 1993, Spartan Short-Term Income Fund and Spartan Investment Grade Bond Fund's portfolio turnover rates were 112% and 55%, respectively.
For the fiscal years ended September 30, 1993, 1992 (the fiscal period January 1, 1992 to September 30, 1992 for Fidelity Short-Intermediate Government Fund), and 1991, Fidelity U.S. Government Reserves and Fidelity Short-Intermediate Government Fund paid no brokerage commissions. For the fiscal year ended September 30, 1993, Spartan Short-Term Income Fund and Spartan Investment Grade Bond Fund paid no brokerage commissions.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the funds to seek such recapture.
Although the Trustees and officers of the funds are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the funds involved to be equitable to each fund. In some cases, this system could have a detrimental effect on the price or value of the security as far as the funds are concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
CONTRACTS WITH COMPANIES AFFILIATED WITH FMR
FIDELITY U.S. GOVERNMENT RESERVES AND
FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND
FSC is transfer, dividend disbursing, and shareholders' servicing agent for the funds. Under the trusts' contracts with FSC, Fidelity U.S. Government Reserves pays an annual fee of $13.75 per regular account with a balance of $5,000 or more, $10 per basic retail account with a balance of less than $5,000, and a supplemental activity charge of $5.61 for monetary transactions. Fidelity Short-Intermediate Government Fund pays an annual fee of $25.50 per basic retail account with a balance of $5,000 or more; $15.00 per basic retail account with a balance of less than $5,000; and a supplemental activity charge of $5.61 for monetary transactions. These fees and charges are subject to annual cost escalation based on postal rate changes and changes in wage and price levels as measured by the National Consumer Price Index for Urban Areas. With respect to certain institutional client master accounts, each fund pays FSC a per account fee of $95, and monetary transactions charges of $20, or $17.50, depending on the nature of services provided. With respect to certain broker-dealer master accounts, the funds pay FSC a per-account fee of $30 and a charge of $6 for monetary transactions. Fees for certain institutional retirement plan accounts are based on the net assets of all such accounts in each fund.
Under the contracts, FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
The table below shows the transfer agent fees paid to FSC during each fund's last three fiscal years.
 1993          1992 1991*
 Transfer Agent        Transfer Agent      Transfer Agent
    Fees          Fees Fees
Fidelity U.S.
Government Reserves $2,955,000 $3,101,000 $3,576,000
Fidelity Short-
Intermediate
Government Fund $417,815 $253,862 $98
* From September 13, 1991 for Fidelity Short-Intermediate Government
Fund (commencement of operations)
Each trust's contract with FSC also provides that FSC will perform the calculations necessary to determine the funds' net asset value per share and dividends, and maintain the funds' accounting records. Prior to July 1, 1991, the annual fee for these pricing and bookkeeping services was based on two schedules, one pertaining to a fund's average net assets, and one pertaining to the type and number of transactions the fund made. The fee rates in effect as of July 1, 1991 are based on a fund's average net assets, specifically, for Fidelity U.S. Government Reserves, .0175% for the first $500 million of average net assets and .0075% for average net assets in excess of $500 million. The fee is limited to a minimum of $20,000 and a maximum of $750,000 per year. For Fidelity Short-Intermediate Government Fund, the fee rates in effect as of July 1, 1991 are .04% for the first $500 million of average net assets and .02% for average net assets in excess of $500 million. The fee is limited to a minimum of $45,000 and a maximum of $750,000 per year.
FSC also receives fees for administering Fidelity Short-Intermediate Government Fund's securities lending program. Securities lending fee are based on the numbers and duration of individual securities loans. For fiscal 1993, 1992, and 1991, the fund paid no securities lending fees.
The table below shows the fees paid to FSC for pricing and bookkeeping services, including related out-of-pocket expenses during each fund's last three fiscal years:
                                                    Pricing and Bookkeeping
Fees

 1993        1992 1991*
U.S. Government
Reserves $136,000 $151,000 $158,000
Fidelity Short-Inter-
mediate Government          $80,31                 $51,712
  $2,250
* From September 13, 1991 for Fidelity Short-Intermediate Government
   Fund (commencement of operations)
Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
CONTRACTS WITH COMPANIES AFFILIATED WITH FMR
SPARTAN SHORT-TERM INCOME FUND AND
SPARTAN INVESTMENT GRADE BOND FUND
FSC performs transfer agency, dividend disbursing, and shareholder servicing functions for the funds. The costs of these services are borne by FMR pursuant to its management contracts with the funds. FSC also calculates each fund's net asset value per share and dividends, maintains each fund's general accounting records, and administers each fund's securities lending program. The costs of these services are also borne by FMR pursuant to its management contracts with the funds.
Each fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Co., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares. TO BE UPATED
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
__________
REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research Company
 (a Wholly-Owned Subsidiary of FMR Corp.):
 We have audited the accompanying consolidated statement of financial condition of Fidelity Management & Research Company as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the consolidated financial position of Fidelity Management & Research Company as of December 31, 1993, in conformity with generally accepted accounting principles.


    COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
__________
ASSETS
      ($000)
Cash and cash equivalents   $ 109
Management fees receivable    103,826
Invested assets:
 Managed funds (market value $59,845,000)    56,416
 Other investments (fair value $25,816,000)    20,822
Property and equipment, net    141,584
Deferred income taxes    35,910
Note receivable from affiliate    11,250
Prepaid expenses and other assets     9,597
  Total Assets    $ 379,514
LIABILITIES AND STOCKHOLDER'S EQUITY
Payable to mutual funds   $ 8,580
Accounts payable and accrued expenses    30,349
Payable to parent company    235,232
Other liabilities    3,871
  Total Liabilities    278,032

Stockholder's equity:
Common stock, $.30 par value;
 authorized 50,000 shares;
 issued and outstanding
 26,500 shares    8
Additional paid-in capital    50,074
Retained earnings    51,400
  Total Stockholder's Equity    101,482
  Total Liabilities and Stockholder's Equity   $ 379,514
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
__________
A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Fidelity Management & Research Company and Subsidiaries (the Company) provide investment management and advisory services and other services principally for the Fidelity Investments Family of Funds. The Company also provides computer support and systems development services to affiliated companies.
On March 1, 1993, ownership of the Company's wholly-owned subsidiary, Fidelity Investments Institutional Services Company, Inc. was distributed to the Company's parent. As of that date, this subsidiary had total assets and stockholder's equity of approximately $73,000,000, and $60,000,000, respectively.
PRINCIPLES OF CONSOLIDATION
The consolidated statement of financial condition includes the accounts of Fidelity Management & Research Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated.
INVESTED ASSETS
Managed funds investments (consisting primarily of Fidelity Mutual Funds) are carried at the lower of aggregate cost or market. Other investments consist primarily of investments in limited partnerships which are carried at cost. Certain restrictions exist with respect to the sale or transfer of these investments to third parties. For managed funds investments and other investments, fair value is determined by the quoted market price except in the case of restricted investments which are valued based on management's assessment of fair value. When the Company has determined that an impairment, which is deemed other than temporary, in the market or fair value of an investment has occurred, the carrying value of the investment is reduced to its net realizable value.
INCOME TAXES
The Company is included in the consolidated federal and certain state income tax returns filed by FMR Corp.
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed over the estimated useful lives of the related assets, which are principally three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful lives or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the assets are capitalized.
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company. There are no unfunded vested benefits.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At December 31, 1993, property and equipment, at cost, consist of (in thousands):
 Furniture   $ 1,853
 Equipment (principally computer related)    320,141
 Leasehold improvements    6,712        328,706
 Less: Accumulated depreciation and amortization    187,122
     $ 141,584
C. NOTE RECEIVABLE FROM AFFILIATE
On December 2, 1993, the Company issued a non-recourse mortgage to an affiliate for property located in Irving, Texas. The $11,250,000 note receivable is due on January 1, 2009, and accrues interest at 7.6325%. Payments of principal and interest are due monthly.
D. TRANSACTIONS WITH AFFILIATED COMPANIES
In connection with its operations, the Company provides services to and obtains services from affiliated companies. Transactions related to these services are settled, in the normal course of business, through an intercompany account with the Company's parent, FMR Corp. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties.
TO BE UPDATED
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
__________
REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research (Far East) Inc.
 (a Wholly-Owned Subsidiary of Fidelity Management & Research Company):
 We have audited the accompanying statement of financial condition of Fidelity Management & Research (Far East) Inc. as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity Management & Research (Far East) Inc. as of December 31, 1993, in conformity with generally accepted accounting principles.

    COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994

FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
__________
ASSETS
Cash    $ 24,294
Investments (market value $618,049)     569,958
Furniture and equipment, net of
 accumulated depreciation of $10,704     642
Prepaid expenses and other assets     143,427
Receivable from parent company    840,906
  Total Assets   $ 1,579,227
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Payable to affiliate   $ 795,567
Income taxes payable     168,646
 Total Liabilities     964,213
Stockholder's equity:
Common stock, $1 par value;
 authorized 300,000 shares;
 issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    614,014
  Total Stockholder's Equity     615,014
  Total Liabilities and Stockholder's Equity   $ 1,579,227
The accompanying notes are an integral part
of the statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT
OF FINANCIAL CONDITION
__________
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BUSINESS
Fidelity Management & Research (Far East) Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research advice to the parent and an affiliate pursuant to a research joint venture agreement. Intercompany transactions are settled during the normal course of business.
INVESTMENTS
Investments consist of shares held in a Fidelity mutual fund and are carried at the lower of cost or market. The fair value of investments is equal to the quoted market price.
FURNITURE AND EQUIPMENT
Furniture and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred. INCOME TAXES
The Company is included in the consolidated federal income tax return filed by FMR Corp., the parent company of Fidelity Management & Research Company. The Company is allocated a charge by FMR Corp. representing the sum of the applicable foreign and U.S. statutory income tax rates. Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
TO BE UPDATED
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
__________
REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research (U.K.) Inc.
 (a Wholly-Owned Subsidiary of Fidelity Management & Research Company):
 We have audited the accompanying statement of financial condition of Fidelity Management & Research (U.K.) Inc. as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity Management & Research (U.K.) Inc. as of December 31, 1993, in conformity with generally accepted accounting principles.


    COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
__________
ASSETS
Investments (market value $3,180,192)   $ 2,537,448
Equipment, net of accumulated
 depreciation of $859,335    914,770
Accounts receivable from parent     2,806,932
Deferred income taxes    23,520
  Total Assets   $ 6,282,670

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Subordinated loan   $ 1,608,100
Accounts payable to affiliate    1,452,719
Income taxes payable    173,009
Other liabilities    131
  Total Liabilities     3,233,959

Stockholder's equity:
Common stock, $1 par value;
 authorized 300,000 shares;
  issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    3,047,711
  Total Stockholder's Equity    3,048,711
  Total Liabilities and Stockholder's Equity    $ 6,282,670
The accompanying notes are an integral part
of the statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT OF
FINANCIAL CONDITION
__________
A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BASIS OF REPORTING
The statement of financial condition is presented in accordance with United States generally accepted accounting principles. The functional and reporting currency for Fidelity Management & Research (U.K.) Inc. (the Company) is the U.S. dollar.
BUSINESS
The Company is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research and investment advisory services under subadvisory agreements with its parent. The Company also provides research advice to the parent and an affiliate pursuant to a research joint venture agreement. Intercompany transactions are settled during the normal course of business.
INVESTMENTS
Investments consist of shares held in Fidelity mutual funds and are carried at the lower of aggregate cost or market. The fair value of investments is equal to the quoted market price.
EQUIPMENT
Equipment is stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred.
SUBORDINATED LOAN
The Company has a subordinated loan payable to its parent and due on March 31, 1994. The loan is subordinated in all respects to the rights of senior creditors. Interest is payable annually at a rate of 4.375%. Repayment or modification of this loan is subject to regulatory approval.
INCOME TAXES
The Company is included in the consolidated federal income tax return filed by FMR Corp., the parent Company of Fidelity Management & Research Company. The Company is allocated a charge by FMR Corp. representing the sum of the applicable foreign and U.S. statutory income tax rates.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
__________
A. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES, CONTINUED:
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
B. NET CAPITAL REQUIREMENT:
The Company is subject to certain financial regulatory resource rules which require the Company to maintain a certain level of net capital (as defined). At December 31, 1993, the minimum net capital requirement of approximately $422,000 has been satisfied by the Company.
TO BE UPDATED
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
__________
REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of FMR Texas, Inc.
 (a Wholly-Owned Subsidiary of Fidelity Management & Research Company):
 We have audited the accompanying statement of financial condition of FMR Texas, Inc. as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of FMR Texas, Inc. as of December 31, 1993, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND
Boston, Massachusetts
January 28, 1994
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
__________
ASSETS
Cash    $ 529
Investments (market value $1,290,336)    1,237,971
Property and equipment, net    1,307,550
Deferred income taxes    708,608
  Total Assets   $ 3,254,658
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Accounts payable and accrued expenses   $ 33,804
Payable to parent company    1,804,692
Income taxes payable    161,326
  Total Liabilities    1,999,822

Stockholder's equity:
Common stock, $1 par value;
 authorized 100,000 shares;
 issued and outstanding 1,000 shares    1,000
Additional paid-in capital    1,009,585
Retained earnings     244,251
  Total Stockholder's Equity    1,254,836
  Total Liabilities and Stockholder's Equity   $ 3,254,658
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT OF
FINANCIAL CONDITION
__________
A. SIGNIFICANT ACCOUNTING POLICIES:
BUSINESS
FMR Texas, Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company was formed to provide, under a subadvisory agreement with its parent, investment management and advisory services.
The Company is a registered investment advisor and receives fees from its parent for the services provided.
Intercompany transactions with Fidelity Management & Research Company are settled during the normal course of business. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. INVESTMENTS
Investments, comprised of shares held in mutual funds, are stated at the lower of aggregate cost or market. The fair value of investments is equal to the quoted market price.
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful life or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful lives of the assets are capitalized.
INCOME TAXES
The Company is included in the consolidated federal and certain state income tax returns filed by FMR Corp., the parent company of Fidelity Management & Research Company.
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
FMR TEXAS, INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
__________
A. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company. There are no unfunded vested benefits.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At December 31, 1993, property and equipment, at cost, consist of:
 Furniture   $ 2,962
 Equipment (principally computer related)    796,267
 Leasehold improvements    1,518,400
      2,317,629
 Less: Accumulated depreciation and amortization    1,010,079
     $ 1,307,550
EXHIBIT 1
AGREEMENT AND PLAN OF CONVERSION AND TERMINATION
 THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION (the Agreement) is made as of the 17th day of March 1994, by and between Fidelity U.S. Government Reserves (the Fund), a separate series of Fidelity Charles Street Trust (the Massachusetts Trust), a business trust duly formed under the laws of the Commonwealth of Massachusetts, and Fidelity Phillips Street Trust (the Trust), a business trust duly formed under the laws of the State of Delaware.
 This Agreement is intended to effect the conversion of the Fund into a series of the Delaware business trust. The conversion will involve the transfer of all of the assets of the Fund solely in exchange for assumption by a series of the Trust of all liabilities of the Fund and issuance of shares of beneficial interest of a series of the Trust (the Trust Series Shares), followed by the constructive distribution, on the Closing Date hereinafter referred to, of such Trust Series Shares to the holders of shares of beneficial interest of the Fund (the Fund Shareholders) in liquidation and termination of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
 In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SHARES OF THE TRUST; DISSOLUTION OF THE FUND
 1.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Fund agrees to transfer its assets as set forth in paragraph 1.2 to a separate series of the Trust (the Series) established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one share issued to Fidelity Management & Research Company (FMR)) or commenced operations. The Trust, on behalf of the Series, agrees in exchange therefor (1) that the Series shall assume all of the Fund's liabilities, whether contingent or otherwise, then existing, and further (2) that the Trust shall deliver to the Fund the number of full and fractional Trust Series Shares equal to the value and number of full and fractional shares of the Fund outstanding at the time of closing, as described in paragraph 3.1, on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.
 1.2. The assets of the Fund to be acquired by the Trust on behalf of the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Fund and other property owned by the Fund and any deferred or prepaid expenses shown as assets on the books of the Fund on the Closing Date provided for in paragraph 3.1.
 1.3. Immediately upon delivery to the Fund of the Trust Series Shares, the individual Trustees of the Fund or any officer duly authorized by them, on the Fund's behalf as the then sole shareholder of the Trust, shall approve or disapprove (i) a Management Contract between the Trust and FMR, (ii) a Sub-Advisory Agreement between FMR and FMR Texas Inc., (iii) a Distribution and Service Plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (1940 Act), between the Trust and Fidelity Distributors Corporation (FDC) substantively identical to the plan and contracts currently in effect with the Fund, except as to the parties to such plan or contract , (iv) the independent accountants who currently serve in that capacity for the Fund, and (v) the adoption of revised fundamental policies described in Proposals 10 through 12 of the Proxy Statement.
 1.4. As provided in paragraph 3.3, on the Closing Date the Fund will constructively distribute the Trust Series Shares pro rata in proportion to their respective shares of beneficial interest in the Fund (Fund Shares) to Fund Shareholders of record determined as of the close of business on the Closing Date, in liquidation of such Fund Shares. Such distribution will be accomplished by the transfer of the Trust Series Shares then credited to the account of the Fund on the share records of the Trust to open accounts on those records in the names of such Fund Shareholders and representing the respective pro rata number of the Trust Series Shares due such Fund Shareholders. The Trust shall not issue certificates representing Trust Series Shares in connection with such distribution. Fractional Trust Series Shares shall be rounded to the third decimal place.
 1.5. Immediately after the distribution of the Trust Series Shares as set forth in Section 1.4, the Fund shall be terminated and liquidated and any such further actions shall be taken in connection therewith as required by applicable law.
 1.6. Ownership of Trust Series Shares will be shown on the books of Fidelity Service Co. (FSC) as the Trust's transfer agent.
 1.7. Any transfer taxes payable upon issuance of Trust Series Shares in a name other than the registered holder of the corresponding Fund Shares on the books of the Fund as of that time shall be paid by the person to whom such Trust Series Shares are to be distributed as a condition of such transfer.
 1.8. Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and any later date on which the Fund may be terminated.
2. VALUATION
 2.1. The value of the Fund's net assets to be acquired by the Trust on behalf of the Series hereunder shall be the net asset value computed as of the valuation time provided in the Fund's prospectus on the Closing Date, using the valuation procedures set forth in the Fund's then current Prospectus or Statement of Additional Information.
 2.2. The number, value and denominations of full and fractional Trust Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 2.3. All computations of value shall be made by FSC, a division of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
3. CLOSING AND CLOSING DATE
 3.1. The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate such acts (Closing), shall occur at the principal office of the Trust on ____, 1995 (Closing Date), or at such other place or later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the Fund's net asset value or at such other time and/or place as the parties may agree.
 3.2. In the event that, on the Closing Date, (a) the New York Stock Exchange is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on said Exchange or in any market in which portfolio securities of the Fund are traded is disrupted so that accurate appraisal of the value of the total net assets of the Fund is impracticable, the Closing shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.
 3.3. The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified the Custodian, as Custodian for the Fund, of the Fund's conversion to a series of the Trust.
 3.4. FSC, as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited on the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
4. REPRESENTATIONS AND WARRANTIES
 4.1. The Fund represents and warrants as follows:
  4.1.A. The Fund is a Massachusetts business trust or series thereof duly formed and validly existing under the laws of the Commonwealth of Massachusetts;
  4.1.B. The Fund is duly registered as an open-end management investment company under the 1940 Act, or is a series of a registrant and such registration is in full force and effect;
  4.1.C. The Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust dated November 18, 1986 or the Fund's Bylaws or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound;
  4.1.D. The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
  4.1.E. To the Fund's knowledge, no material litigation or administrative proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings, and the Fund is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
  4.1.F. At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns;
  4.1.G. All issued and outstanding Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable, except that under Massachusetts law, shareholders of a Massachusetts business trust may be held personally liable for the obligations of the trust;
  4.1.H. The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
  4.1.I. All of the issued and outstanding Fund Shares will, at the time of the Closing, be held by the persons and in the amounts as certified in accordance with the provisions of paragraph 3.4;
  4.1.J. On the Closing Date, the Fund will have good and marketable title to its assets to be transferred to the Series pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Trust will acquire good and marketable title thereto;
  4.1.K. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to approval of Fund Shareholders, and will not conflict with the Fund's Declaration of Trust, or Bylaws, if any, or any provision of any agreement to which the Fund is a party or by which it is bound, or to the knowledge of the Fund, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or by which it is bound;
  4.1.L. To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the conversion;
  4.1.M. The Fund shares are widely held and may be purchased and redeemed upon request;
  4.1.N. No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the conversion;
  4.1.O. Immediately following consummation of the conversion, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the conversion;
  4.1.P. Immediately following the consummation of the conversion, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the conversion. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the conversion will, in the aggregate, constitute less than 1% of the net assets of the Fund;
  4.1.Q. At the time of the conversion, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Fund;
  4.1.R. There is no intercompany indebtedness between the Trust on behalf of the Series and the Fund that was issued, acquired or that will be settled at a discount;
  4.1.S. The Fund's liabilities to be assumed by the Trust on behalf of the Series in the conversion were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
  4.1.T. The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the conversion;
  4.1.U. The fair market value of the Fund's assets to be transferred by the Fund to the Trust on behalf of the Series will equal or exceed the Fund's liabilities to be assumed by the Trust on behalf of the series plus the liabilities to which the transferred assets are subject;
  4.1.V. The Fund is a regulated investment company as defined in Section 851 of the Internal Revenue Code of 1986, as amended (the Code);
  4.1.W. The Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
  4.1.X. To the Fund's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act) and the 1940 Act, and such as may be required under state securities laws;
  4.1.Y. The Statements of Assets and Liabilities and Operations, the Statement of Changes in Net Assets, Per Share Data and Ratios, and the Schedule of Investments of the Fund at September 30, 1993 (copies of which have been furnished to the Trust) have been audited by Price Waterhouse, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are presented in accordance with generally accepted accounting principles, and fairly present, in all material respects, the financial condition of the Fund as of such date, and there are no material known liabilities of the Fund at such date (contingent or otherwise) not disclosed therein;
  4.1.Z. Since September 30, 1993 there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Trust; and
  4.1.A.A. The Fund will be liquidated immediately after the conversion.
 4.2. The Trust represents and warrants as follows:
  4.2.A. The Trust is a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware; that the Trust filed its Trust Certificate with the Secretary of State of Delaware;
  4.2.B. The Series is a duly established and designated Series of the Trust;
  4.2.C. The Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Trust Instrument or Bylaws of the Trust or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound;
  4.2.D. To the Trust's knowledge, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Trust or any of its properties or assets, except as previously disclosed in writing to the Fund. The Trust knows of no facts that might form the basis for the institution of such proceedings, and the Trust is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
  4.2.E. The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
  4.2.F. Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series; Trust Series Shares issued in connection with the transactions contemplated herein will be, duly and validly issued and outstanding, fully paid and non-assessable under Delaware law on the Closing Date;
  4.2.G. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
  4.2.H. The Trust Series Shares at the Closing will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Delaware law;
  4.2.I. The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be approximately equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
  4.2.J. The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the conversion except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
  4.2.K. The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the conversion other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
  4.2.L. Following the conversion, the Trust, on behalf of the Series, will continue the Fund's historic business;
  4.2.M. The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the conversion, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
  4.2.N. The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
  4.2.O. The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date; and
  4.2.P. To the Trust's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.
5. COVENANTS OF THE FUND AND THE TRUST
 5.1. The Fund covenants to call a meeting of Fund Shareholders (the Shareholder's Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
 5.2. The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 5.3. The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
 5.4. The Fund will, from time to time, as and when requested by the Trust, execute and deliver, or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to vest in, and confirm to, the Trust on behalf of the Series, title to, and possession of, all the assets of the Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.
 5.5. The Fund will prepare a proxy statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the Shareholder's Meeting to consider approval of this Agreement and the transactions contemplated herein.
 5.6. The Trust will, from time to time as and when requested by the Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Fund may deem necessary or desirable in order to vest in, and confirm to, the Fund, title to, and possession of, the Trust Series Shares issued, sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.
 5.7. Subject to the provisions of this Agreement, the Trust and the Fund each will take, or cause to be taken, all actions, and will do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND
 The obligations of the Fund to consummate the transactions provided for herein shall be subject to the performance by the Trust of all the obligations to be performed by the Trust hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:
 6.1. All representations and warranties of the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and
 6.2. The Trust shall have delivered on the Closing Date to the Fund a certificate executed in the Trust's name by its duly authorized officer in form and substance satisfactory to the Fund, dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.
 Each of the foregoing conditions precedent may be waived by the Fund.
7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST
 The obligations of the Trust to consummate the transactions provided for herein shall be subject to the performance by the Fund of all the obligations to be performed by the Fund hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:
 7.1. All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
 7.2. The Fund shall have delivered to the Trust on the Closing Date a statement of its assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Fund as to the aggregate asset value of the Fund's portfolio securities as of the Closing Date; and
 7.3. The Fund shall have delivered to the Trust on the Closing Date a certificate executed in the Fund's name by its duly authorized officer, in form and substance satisfactory to the Trust, dated as of the Closing Date, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.
Each of the foregoing conditions precedent may be waived by the Trust.
8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE TRUST The obligations of the Fund and the Trust are each subject to the further conditions that on or before the Closing Date:
 8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of Fund Shareholders in accordance with applicable law;
 8.2. On the Closing Date no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;
 8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions; and
 8.4. The Trust shall have taken all necessary action so that it shall be a registered open-end investment company under the 1940 Act immediately after the closing.
 8.5. The Fund and the Trust shall have received on or before the Closing Date an opinion of Kirkpatrick & Lockhart satisfactory to the Fund and the Trust, substantially to the effect that for federal income tax purposes:
  8.5.A. No gain or loss will be recognized to the Fund upon the transfer of its assets in exchange solely for the Trust Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities;
  8.5.B. No gain or loss will be recognized to the Series on the Trust's receipt of the Fund's assets in exchange for the Trust Series Shares and the assumption by the Series of the Fund's liabilities;
  8.5.C. The basis of the Fund's assets in the Series' hands will be the same as the basis of those assets in the Fund's hands immediately before the conversion;
  8.5.D. The Series' holding period for the assets transferred to the Trust by the Fund will include the holding period of those assets in the Fund's hands immediately before the conversion;
  8.5.E. No gain or loss will be recognized to the Fund on the distribution of the Trust Series Shares to the Fund Shareholders in constructive exchange for their Fund Shares;
  8.5.F. No gain or loss will be recognized to a Fund Shareholder as a result of the Fund's distribution of Trust Series Shares to that Fund Shareholder in constructive exchange for that Fund Shareholder's Fund Shares;
  8.5.G. The basis of the Trust Series Shares received by a Fund Shareholder will be the same as the adjusted basis of that Fund Shareholder's Fund Shares constructively surrendered in exchange therefor; and
  8.5.H. The holding period of the Trust Series Shares received by a Fund Shareholder will include the Fund Shareholder's holding period for the Fund Shareholder's Fund Shares constructively surrendered in exchange therefor, provided that said Fund Shares were held as capital assets on the date of the conversion.
 Each of the foregoing conditions precedent to the obligations of a party may be waived by that party.
9. BROKERAGE FEES AND EXPENSES
 9.1. The Trust and the Fund each represent and warrant to the other that there are no brokers or finders fees payable in connection with the transactions contemplated hereby.
 9.2. The Fund will assume expenses incurred by the Trust and by the Fund in connection with the entering into and carrying out of provisions of this Agreement, including, without limitation: (a) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable federal and state securities laws to qualify the Trust Series Shares in each state in which the Fund Shareholders are resident as of the date of the mailing of the Proxy Statement to the Fund Shareholder; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; and (f) solicitation costs whether or not the transactions contemplated hereby are consummated.
10. ENTIRE AGREEMENT
 The Trust and the Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.
11. TERMINATION
 11.1. This Agreement may be terminated by the mutual agreement of the Trust and the Fund. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:
  11.1.A. Of a material breach by the other of any representations, warranties or agreements contained herein to be performed at or prior to the Closing Date; or
  11.1.B. A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
  11.2. In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective trustees or officers, to the other party or its trustees or officers.
12. AMENDMENT
 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Shareholders' Meeting called by the Fund pursuant to paragraph 5.1, no such amendment may have the effect of changing the provisions for determining the number of Trust Series Shares to be paid to the Fund Shareholders under this Agreement to the detriment of the Fund Shareholders without their further approval.
13. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT
 13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
 13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
 13.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.
 13.4. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 13.5. The parties hereto recognize that each of the Fund and the Trust is a business trust and all parties agree that any claim arising hereunder or by reason hereof shall not be enforceable against the Trustees or shareholders of either the Fund or the Trust but only against the assets of the Fund and of the Series, respectively.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
    FIDELITY CHARLES STREET TRUST:
    FIDELITY U.S. GOVERNMENT RESERVES

    [signature line omitted]

    FIDELITY PHILLIPS STREET TRUST:
    FIDELITY U.S. GOVERNMENT RESERVES


    [signature line omitted]


    FIDELITY MANAGEMENT & RESEARCH COMPANY

    [signature line omitted]
EXHIBIT 2
FORM OF MANAGEMENT CONTRACT

 The language to be added to the current contract is ((underlined)); the language to be deleted is set forth in [brackets].
MANAGEMENT CONTRACT
BETWEEN
FIDELITY CHARLES STREET TRUST
FIDELITY U.S. GOVERNMENT RESERVES
AND
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
 [AGREEMENT] ((MODIFICATION)) made this [29th] 1st day of [January, 1990] ((October, 1994)), by and between Fidelity Charles Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity U.S. Government Reserves (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated January 29, 1990 to a modification of said Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of October 1, 1994 or the first day of the month following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) ((The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee [Rate], an Individual Fund Fee [Rate], ((and an Income Component.))
 (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth [in the charter of each investment company] ((in the fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

0           -     $ 3 billion   .3700%

3           -     6             .3400

6           -     9             .3100

9           -     12            .2800

12          -     15            .2500

15          -     18            .2200

18          -     21            .2000

21          -     24            .1900

24          -     30            .1800

30          -     36            .1750

36          -     42            .1700

42          -     48            .1650

48          -     66            .1600

66          -     84            .1550

[Over] 84   -     ((102         .1500

120         -     174           .1450

174         -     228))         .1400

((228       -     282           .1375

282         -     336           .1350

Over              336           .1325))

 (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be [.28] ((.03%)).
 [The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Declaration of Trust of the Fund) determined as of the close of business on each business day throughout the month.]
 ((One-twelfth of the Group Fee Rate (calculated as described above to the nearest millionth) and of the Individual Fund Fee Rate shall be applied to the average net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month to determine the Group Fee and the Individual Fee for such month.
   (c) The Income Component. The Adviser shall receive a monthly payment computed on the basis of the Portfolio's gross income. With respect to that amount of the Portfolio's monthly gross income which is in excess of that amount which is equivalent to an annualized yield of 5%, the Adviser shall receive 6% of the amount of such excess. Gross income, for this purpose, includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium on portfolio obligations computed in accordance with generally accepted accounting practices. Annualized yield shall be determined by dividing the Portfolio's gross income for the month by average daily net assets of the Portfolio for the month and dividing the result by the number of days in the month over 365 days.

    (Gross Income for the Month) (divided by) (Days in the Month)
       (Average Daily Net Assets for the Month)      (365 Days)
Notwithstanding the foregoing, in no event shall the Adviser be entitled to receive an income component for any month that is in excess of an amount equal to 0.24% of the Portfolio's average net assets for such month.
 (d) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.))
 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [June 30, 1990] May 31, 1995 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
     [signature lines omitted]
EXHIBIT 3
FORM OF MANAGEMENT CONTRACT

 The language to be added to the current contract is ((underlined)); the language to be deleted is set forth in [brackets].
MANAGEMENT CONTRACT
BETWEEN
FIDELITY CHARLES STREET TRUST
FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND
AND
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
 MODIFICATION made this 1st day of October [1992] ((1994)), by and between Fidelity Charles Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of [Fidelity Limited Maturity Government Fund] ((Fidelity Short-Intermediate Government Fund)) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser ((hereby)) consent, pursuant to Paragraph 6 of the existing Management Contract [dated September 5, 1991] ((modified October 1, 1992)), to a modification of said Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of [October 1, 1992] ((October 1, 1994)) or the first day of the month following approval.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee [Rate] and an Individual Fund Fee [Rate].
 (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth [in the charter of each investment company] ((in the fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

0            -     $ 3 billion   .3700%

3            -     6             .3400

6            -     9             .3100

9            -     12            .2800

12           -     15            .2500

15           -     18            .2200

18           -     21            .2000

21           -     24            .1900

24           -     30            .1800

30           -     36            .1750

36           -     42            .1700

42           -     48            .1650

48           -     66            .1600

66           -     84            .1550

84           -     102           .1500

120          -     174           .1450

[Over] 174   -     ((228))       .1400

((228        -     282           .1375

282          -     336           .1350

Over               336           .1325))

 (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .30%. The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month.
 (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [May 31, 1993] ((June 30, 1995)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals ((to be)) hereunto affixed, all as of the date written above.
     [signature lines omitted]

EXHIBIT 4
The language to be added to Spartan Short-Term Bond Fund's and Spartan Investment Grade Bond Fund's current contract is ((underlined)); the language to be deleted is set forth in [brackets].
The proper name of each fund - Spartan Short-Term Bond Fund and Spartan Investment Grade Bond Fund - will be inserted in each respective fund's contract where indicated by (Name of Portfolio).

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
AND
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
AND
((FIDELITY CHARLES STREET TRUST ON BEHALF OF (NAME OF PORTFOLIO)))
 AGREEMENT made this [17th day of September, 1992] ((1st day of October, 1994)), by and between [Fidelity Management & Research (Far East) Inc., a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Sub-Advisor") and] Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); ((Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Charles Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Portfolio) (hereinafter called the "Portfolio"))).
 WHEREAS ((the Trust and)) the Advisor [has] ((have)) entered into a Management Contract [with Fidelity Charles Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund")], on behalf of [(Name of Portfolio) (hereinafter called the "Portfolio")] ((the Portfolio)), pursuant to which the Advisor is to act as investment [advisor] ((manager)) [to] ((of)) the Portfolio; and
 WHEREAS the Sub-Advisor [has personnel in Asia and the Pacific Basin and was] ((and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been)) formed ((in part)) for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, ((and securities of)) issuers located [outside of North America, principally in Asia and the Pacific Basin] ((in such countries, and providing investment advisory services in connection therewith;))
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, ((the Trust)), the Advisor and the Sub-Advisor agree as follows:
 ((1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.))
 [1.] (((a) INVESTMENT ADVICE:)) [The Sub-Advisor shall act as an investment consultant to the Advisor and] ((If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice ))shall furnish ((the Portfolio and)) the Advisor such factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside of the U.S., all] as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
 (((b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.)))
 [2.] (((a) INVESTMENT ADVISORY FEE:)) [The Sub-Advisor will be compensated by the Advisor on the following basis for the services to be furnished hereunder:] ((For services provided under subparagraph (a) of paragraph 1 of this Agreement)), the Advisor agrees to pay the Sub-Advisor a monthly ((Sub-Advisory)) Fee. ((The Sub-Advisory Fee shall be)) equal to 105% of the Sub-Advisor's costs incurred in connection with [the] ((rendering the services referred to in subparagraph (a) of paragraph 1 of this)) Agreement [, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Advisor.] ((The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
 (b) INVESTMENT MANAGEMENT FEE:  For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))
 [3.] ((6. Interested Persons:)) It is understood that Trustees, officers, and shareholders of the [Fund] ((Trust)) are or may be or become interested in the Advisor [and] ((or)) the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor [and] ((or)) the Sub-Advisor are or may be or become similarly interested in the [Fund] ((Trust)), and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] ((Trust)) as a shareholder or otherwise.
 [4. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Advisor of the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5.] ((7. Services to Other Companies or Accounts)): The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations [with respect to the rendering of investment advice] hereunder. ((The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust)).
 ((8. Standard of Care)): In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the [Fund] ((Trust)) or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 [6.] ((9.  Duration and Termination of Agreement; Amendments)):
 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph (6) ((9)), this Agreement shall continue in force until [May 31, 1993] ((June 30 , 1995)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] ((Trust's)) Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph (6) ((9)), the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] ((Trust)) who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7] ((10. Limitation of Liability:)) The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document)) of the [Fund] ((Trust)) and agrees that any obligations of the [Fund] ((Trust)) or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
   ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof. ))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities", "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of] 1940 ((Act)) as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, ((and their respective seals to be hereunto affixed,)) all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 5
The language to be added to Spartan Short-Term Bond Fund's and Spartan Investment Grade Bond Fund's current contract is ((underlined)); the language to be deleted is set forth in [brackets].
The proper name of each fund - Spartan Short-Term Bond Fund and Spartan Investment Grade Bond Fund - will be inserted in each respective fund's contract where indicated by (Name of Portfolio).

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
AND
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
AND
((FIDELITY CHARLES STREET TRUST ON BEHALF OF (NAME OF PORTFOLIO)))
 AGREEMENT made this [17th day of September, 1992] ((1st day of October, 1994)), by and between [Fidelity Management & Research (U.K.) Inc., a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Sub-Advisor") and] Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); ((Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Charles Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Portfolio) (hereinafter called the "Portfolio"))).
 WHEREAS ((the Trust and)) the Advisor [has] ((have)) entered into a Management Contract [with Fidelity Charles Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund")], on behalf of [(Name of Portfolio) (hereinafter called the "Portfolio")] ((the Portfolio)), pursuant to which the Advisor is to act as investment [advisor] ((manager)) [to] ((of)) the Portfolio; and
 WHEREAS the Sub-Advisor ((and its subsidiaries and other affiliated persons)) [has] ((have)) personnel in [Western Europe] ((various locations throughout the world and)) [was] ((have been)) formed ((in part)) for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, ((and securities of)) issuers located [outside of North America, principally in Western Europe] ((in such countries, and providing investment advisory services in connection therewith));
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, ((the Trust,)) the Advisor and the Sub-Advisor agree as follows:
 ((1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.))
 [1.] (((a) INVESTMENT ADVICE:)) [The Sub-Advisor shall act as an investment consultant to the Advisor and] ((If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice)) shall furnish ((the Portfolio and)) the Advisor such factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside of the U.S., all] as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
 (((b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.))
 [2.] (((a) INVESTMENT ADVISORY FEE:)) [The Sub-Advisor will be compensated by the Advisor on the following basis for the services to be furnished hereunder:] ((For services provided under subparagraph (a) of paragraph 1 of this Agreement,)) the Advisor agrees to pay the Sub-Advisor a monthly ((Sub-Advisory)) Fee. ((The Sub-Advisory Fee shall be)) equal to 110% of the Sub-Advisor's costs incurred in connection with [the] ((rendering the services referred to in subparagraph (a) of paragraph 1 of this)) Agreement [, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Advisor.] ((The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
 (b) INVESTMENT MANAGEMENT FEE:  For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))
 [3.] ((6. Interested Persons:)) It is understood that Trustees, officers, and shareholders of the [Fund] ((Trust)) are or may be or become interested in the Advisor [and] ((or)) the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor [and] ((or)) the Sub-Advisor are or may be or become similarly interested in the [Fund] ((Trust)), and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] ((Trust)) as a shareholder or otherwise.
 [4. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Advisor of the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5.] ((7. Services to Other Companies or Accounts)): The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations [with respect to the rendering of investment advice] hereunder. ((The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.))
 ((8. Standard of Care)): In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the [Fund] ((Trust)) or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 [6.] ((9.  Duration and Termination of Agreement; Amendments)):
 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph (6) ((9)), this Agreement shall continue in force until [May 31, 1993] ((June 30 , 1995)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] ((Trust's)) Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph (6) ((9)), the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] ((Trust)) who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7] ((10. Limitation of Liability)): The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document)) of the [Fund] ((Trust)) and agrees that any obligations of the [Fund] ((Trust)) or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
   ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities", "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of] 1940 ((Act)) as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, ((and their respective seals to be hereunto affixed)), all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 3
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)   ASSETS (B)
GROWTH AND INCOME
Advisor Equity
 Portfolio Income (3) 11/30/92**$ 0.5 0.50%(dagger) 0.50%(dagger)
1.55%(dagger)
Advisor Institutional
 Equity Portfolio
  Income(3) 11/30/92  147.1 0.50 0.42 0.71
Convertible Securities (3) 11/30/92  254.1 0.54 0.54 0.96
Equity Income II (3) 11/30/92  1,045.7 0.53 0.53 1.01
Variable Insurance
 Products:
  Equity-Income 12/31/92  408.0 0.53 0.53 0.65
Equity-Income (3) 1/31/93  4,656.2 0.37 0.37 0.67
Real Estate (3) 1/31/93  98.3 0.64 0.64 1.16
Utilities Income (3) 1/31/93  787.5 0.53 0.53 0.87
U.S. Equity Index 2/28/93#  1,482.3 0.28(dagger) -- 0.28(dagger)
Market Index  4/30/93  265.2 0.45 0.44 0.44
Fidelity Fund (3) 6/30/93#   1,398.0 0.42(dagger) 0.42(dagger) 0.66(dagger)
Balanced (3)  7/31/93  2,154.5 0.53 0.53 0.93
Dividend Growth (3) 7/31/93**  9.2 0.62(dagger) -- 2.50(dagger)
Global Balanced (1) 7/31/93**  35.7 0.77(dagger) 0.77(dagger) 2.12(dagger)
Growth & Income 7/31/93  5,195.4 0.53 0.53 0.83
Puritan (3)   7/31/93  6,319.2 0.47 0.47 0.74
Advisor Income &
 Growth   10/31/93  870.1 0.53 0.53 1.51
International Growth
 & Income (2) 10/31/93  301.5 0.77 0.77 1.52
ASSET ALLOCATION
Variable Insurance
 Products II:
  Asset Manager (3) 12/31/92  418.2 0.73 0.73 0.91
  Index 500 12/31/92**  12.3 0.28(dagger) -- 0.28(dagger)
Asset Manager 9/30/93  4,704.2 0.72 0.72 1.09
Asset Manager: Growth(3) 9/30/93  566.0 0.73 0.63 1.19
Asset Manager: Income(3) 9/30/93  79.1 0.44 -- 0.65

GROWTH
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)
ASSETS (B)
Advisor Equity
  Portfolio Growth(3) 11/30/92**  8.5 0.74(dagger) 0.74(dagger)
1.64(dagger)


Advisor Institutional
 Equity Portfolio
  Growth(3) 11/30/92 $ 129.3 0.67% 0.67% 0.98%
Emerging Growth (3) 11/30/92  595.4 0.70 0.70 1.09
Growth Company (3) 11/30/92  1,436.5 0.74 0.74 1.09
Retirement Growth (3) 11/30/92  1,918.0 0.71 0.71 1.02
Congress Street 12/31/92  64.4 0.45 0.45 0.62
Contrafund (3) 12/31/92  1,339.1 0.51 0.51 0.87
Exchange   12/31/92  185.7 0.54 0.54 0.58
Trend (3)   12/31/92  920.0 0.32 0.32 0.56
Variable Insurance
 Products:
  Growth  12/31/92  520.9 0.63 0.63 0.75
  Overseas (2) 12/31/92  157.0 0.78 0.78 1.14
Select Portfolios:
 Air Transportation (3) 2/28/93#  11.3 0.64(dagger) 0.48(dagger)
2.48(dagger)
 American Gold 2/28/93#  160.2 0.64(dagger) 0.64(dagger) 1.59(dagger)
 Automotive (3) 2/28/93#  106.1 0.64(dagger) 0.64(dagger) 1.57(dagger)
 Biotechnology (3) 2/28/93#  752.3 0.64(dagger) 0.64(dagger) 1.50(dagger)
 Broadcast and Media (3) 2/28/93#  13.9 0.64(dagger) 0.59(dagger)
2.49(dagger)
 Brokerage and Investment
  Management (3) 2/28/93#  18.0 0.64(dagger) 0.64(dagger) 2.21(dagger)
 Chemicals (3) 2/28/93#  35.1 0.64(dagger) 0.64(dagger) 1.89(dagger)
 Computers (3) 2/28/93#  38.3 0.64(dagger) 0.64(dagger) 1.81(dagger)
 Construction and
  Housing (3) 2/28/93#  22.1 0.64(dagger) 0.64(dagger) 2.02(dagger)
 Consumer Products (3) 2/28/93#  7.5 0.64(dagger) -- 2.47(dagger)
 Defense and
  Aerospace (3) 2/28/93#  1.3 0.64(dagger) -- 2.48(dagger)
 Developing
  Communications (3) 2/28/93#  51.3 0.64(dagger) 0.64(dagger) 1.88(dagger)
 Electric Utilities (3) 2/28/93#  30.6 0.64(dagger) 0.64(dagger)
1.70(dagger)
 Electronics (3) 2/28/93#  47.1 0.64(dagger) 0.64(dagger) 1.69(dagger)
 Energy (3)  2/28/93#  78.7 0.64(dagger) 0.64(dagger) 1.71(dagger)
 Energy Service (3) 2/28/93#  52.3 0.64(dagger) 0.64(dagger) 1.76(dagger)
 Environmental
  Services (3) 2/28/93#  62.5 0.64(dagger) 0.64(dagger) 1.99(dagger)
 Financial Services (3) 2/28/93#  119.9 0.64(dagger) 0.64(dagger)
1.54(dagger)
 Food and Agriculture (3) 2/28/93#  109.1 0.64(dagger) 0.64(dagger)
1.67(dagger)
 Health Care (3) 2/28/93#  782.6 0.64(dagger) 0.64(dagger) 1.46(dagger)
 Home Finance (3) 2/28/93#  138.3 0.64(dagger) 0.64(dagger) 1.55(dagger)
 Industrial Equipment (3) 2/28/93# 6.1 0.64(dagger) -- 2.49(dagger) Industrial Materials (3) 2/28/93# $ 25.0 0.64%(dagger) 0.64%(dagger)
2.02%(dagger)
 Insurance (3) 2/28/93#  12.3 0.64(dagger) 0.61(dagger) 2.49(dagger)
 Leisure (3)  2/28/93#  39.5 0.64(dagger) 0.64(dagger) 1.90(dagger)
 Medical Delivery (3) 2/28/93#  126.4 0.64(dagger) 0.64(dagger)
1.77(dagger)
 Natural Gas (3) 2/28/94**  9.1 0.64(dagger) -- 2.42(dagger)
 Paper and Forest
  Products (3) 2/28/93#  17.5 0.64(dagger) 0.64(dagger) 2.21(dagger)
 Precious Metals and
  Minerals (3) 2/28/93#  127.8 0.64(dagger) 0.64(dagger) 1.73(dagger)
 Regional Banks (3) 2/28/93#  193.5 0.64(dagger) 0.64(dagger) 1.49(dagger)
 Retailing (3) 2/28/93#  63.1 0.64(dagger) 0.64(dagger) 1.77(dagger)
 Software and Computer
  Services (3) 2/28/93#  113.6 0.64(dagger) 0.64(dagger) 1.64(dagger)
 Technology (3) 2/28/93#  115.2 0.64(dagger) 0.64(dagger) 1.64(dagger)
 Telecommunications (3) 2/28/93#  95.0 0.64(dagger) 0.64(dagger)
1.74(dagger)
 Transportation (3) 2/28/93#  4.4 0.64(dagger) -- 2.48(dagger)
 Utilities (3) 2/28/93#  243.9 0.64(dagger) 0.64(dagger) 1.42(dagger)
Magellan (3)  3/31/93  21,506.4 0.75 0.75 1.00
Small Cap Stock 4/30/94**  461.9 0.67(dagger) 0.65(dagger) 1.40
Fidelity Fifty (3) 6/30/94**  18,106.2 0.69(dagger) 0.00(dagger)
2.49(dagger)
Blue Chip Growth 7/31/93  589.5 0.72 0.72 1.25
Low-Priced Stock (3) 7/31/93  2,048.8 0.76 0.76 1.12
OTC Portfolio 7/31/93  1,202.7 0.74 0.74 1.08
Advisor Strategic
  Opportunities (3) 9/30/93  219.2 0.54 0.54 1.57
Destiny I   9/30/93#  2,920.5 0.60(dagger) 0.60(dagger) 0.65(dagger)
Destiny II   9/30/93#  1,100.8 0.71(dagger) 0.71(dagger) 0.84(dagger)
Strategic
 Opportunities (3) 9/30/93  19.2 0.54 0.54 0.89
Advisor Global
 Resources (3) 10/31/93  14.4 0.77 0.77 2.62
Advisor Growth
 Opportunities  10/31/93  1,204.5 0.68 0.68 1.64
Advisor Overseas (2) 10/31/93  65.5 0.77 0.77 2.3
Canada (1)   10/31/93  61.1 0.86 0.86 2.00
Capital Appreciation (3) 10/31/93  1,139.1 0.48 0.48 0.86
Disciplined Equity (3) 10/31/93  622.1 0.70 0.70 1.09
Diversified
 International (2) 10/31/93  119.1 0.73 0.73 1.47
Emerging Markets (2) 10/31/93  144.4 0.77 0.77 1.91
Europe (1)   10/31/93  488.3 0.64 0.64 1.25
Japan (1)   10/31/93  98.4 0.77 0.77 1.71
Latin America (2) 10/31/93** $ 114.6 0.77%(dagger) 0.77%(dagger)
1.94%(dagger)
Overseas (2)  10/31/93  1,025.1 0.77 0.77 1.27
Pacific Basin (1) 10/31/93  251.2 0.80 0.80 1.59
Southeast Asia (1) 10/31/93**  139.3 0.77(dagger) 0.71(dagger) 2.00(dagger)
Stock Selector (3) 10/31/93  459.7 0.71 0.69 1.10
Value (3)   10/31/93  1,100.8 0.72 0.71 1.11
Worldwide (2) 10/31/93  148.9 0.78 0.78 1.40
New Millennium 11/30/93**  181.1 0.68(dagger) 0.68(dagger) 1.25(dagger)
CURRENCY PORTFOLIOS
Deutsche Mark
 Peformance, L.P. 12/31/92  18.6 0.50 0.50 1.29
Sterling
 Performance, L.P. 12/31/92  7.3 0.50 -- 1.50
Yen Performance, L.P. 12/31/92  3.9 0.50 -- 1.50
INCOME
Advisor Institutional
 Limited Term Bond 11/30/92  227.6 0.42 0.42 0.57
Advisor Limited
 Term Bond  11/30/92**  1.0 0.42(dagger) 0.42(dagger) 0.82(dagger)
Institutional Short-
 Intermediate
  Government 11/30/92  189.3 0.45 0.45 0.45
Global Bond (2) 12/31/92#  300.5 0.72(dagger) 0.72(dagger) 1.37(dagger)
New Markets Income (2) 12/31/93**  54.1 0.71(dagger) 0.24(dagger)
1.25(dagger)
Short-Term World
 Income (2) 12/31/92#  563.2 0.62(dagger) 0.59(dagger) 1.20(dagger)
Spartan Bond Strategist 12/31/93**  11.0 .70(dagger) .70(dagger)
.70(dagger)
Variable Insurance
 Products:
  High Income 12/31/92  150.7 0.52 0.52 0.67
Variable Insurance
 Products II:
  Investment Grade
   Bond  12/31/92  57.8 0.47 0.47 0.76
Spartan Long-Term
 Government Bond 1/31/93  78.3 0.65 0.65 0.65
U.S. Bond Index 2/28/93#  104.8 0.32(dagger) -- 0.32(dagger)
Capital & Income (3) 4/30/93  1,771.1 0.54 0.54 0.91
Intermediate Bond (3) 4/30/93  1,434.0 0.32 0.27 0.61
Investment Grade Bond (3) 4/30/93  1,049.6 0.37 0.37 0.68
Short-Term Bond (3) 4/30/93  1,634.8 0.47 0.47 0.77

Spartan Government
 Income   4/30/93 $ 491.8 0.65% 0.65% 0.65%
Spartan High Income 4/30/93  470.8 0.70 0.70 0.70
Spartan Short-Intermediate
 Government 4/30/93  23.5 0.65 0.02 0.02
The North Carolina Capital
 Management Trust:
  Term Portfolio 6/30/93  83.4 0.41 0.41 0.41
Ginnie Mae  7/31/93  953.2 0.47 0.47 0.80
Mortgage Securities 7/31/93  428.9 0.47 0.47 0.76
Spartan Limited Maturity
 Government 7/31/93  1,653.7 0.65 0.65 0.65
Spartan Ginnie Mae 8/31/93  766.9 0.65 0.41 0.41
Government Securities 9/30/93**  616.6 0.47(dagger) 0.47(dagger)
0.69(dagger)
Short-Intermediate
 Government  9/30/93  167.6 0.47 0.18 0.61
Spartan Investment
 Grade Bond 9/30/93  59.1 0.65 0.65 0.65
Spartan Short-Term Bond 9/30/93  547.0 0.65 0.20 0.20
Advisor Government
 Investment 10/31/93  40.8 0.46 -- 0.68
Advisor High Yield 10/31/93  299.1 0.51 0.51 1.11
Advisor Short Fixed
 Income   10/31/93  359.6 0.47 0.47 0.95
MONEY MARKET
Cash Reserves (4) 11/30/92  10,249.7 0.17 0.17 0.48
State and Local Asset
  Management Series:
   Government Money
    Market (4) 11/30/92  1,046.4 0.43 0.43 0.43
Variable Insurance
 Products:
  Money Market (4) 12/31/92  295.1 0.17 0.17 0.24
Select-Money Market (4) 2/28/93#  492.5 0.14(dagger) 0.14(dagger)
0.56(dagger)
Institutional Cash:
 Domestic Money
  Market (4) 3/31/93  768.4 0.20 0.12 0.18
 Money Market (4) 3/31/93  5,033.1 0.20 0.15 0.18
 U.S. Government (4) 3/31/93  6,305.4 0.20 0.14 0.18
 U.S. Treasury (4) 3/31/93  2,683.0 0.20 0.15 0.18
 U.S. Treasury II (4) 3/31/93  7,014.6 0.20 0.15 0.18
Spartan Money Market (4) 4/30/93  4,841.1 0.30 0.30 0.30
Spartan U.S. Government
 Money Market (4) 4/30/93 $ 1,204.8 0.55% 0.45% 0.45%
The North Carolina
 Capital Management Trust:
  Cash Portfolio (4) 6/30/93  1,538.3 0.38 0.38 0.39
Daily Money Fund:
 Capital Reserves:
  Money Market (4) 7/31/93  443.3 0.50 0.31 0.95
  U.S. Government
   Money Market (4) 7/31/93  269.5 0.50 0.38 0.95
 Money Market (4) 7/31/93  1,554.7 0.50 0.50 0.61
 U.S. Treasury (4) 7/31/93  2,841.7 0.50 0.50 0.57
 U.S. Treasury
  Income (4) 7/31/93  1,166.9 0.42 0.20 0.20
Spartan U.S. Treasury
 Money Market (4) 7/31/93  2,138.9 0.55 0.42 0.42
Daily Income Trust (4) 8/31/93  2,302.8 0.30 0.30 0.57
Money Market Trust:
 Domestic Money
  Market (4) 8/31/93  690.3 0.42 0.42 0.42
 Retirement Government
  Money Market (4) 8/31/93  1,338.8 0.42 0.42 0.42
 Retirement Money
  Market (4) 8/31/93  1,661.1 0.42 0.42 0.42
 U.S. Government (4) 8/31/93  297.5 0.42 0.42 0.42
 U.S. Treasury (4) 8/31/93  181.5 0.42 0.42 0.42
U.S. Government
 Reserves (4) 9/30/93  1,139.5 0.43 0.43 0.73
TAX-EXEMPT INCOME
Advisor Institutional
 Limited Term
  Tax-Exempt 11/30/92  63.5 0.42 0.41 0.66
Advisor Limited
 Term  Tax-Exempt 11/30/92**  1.1 0.42(dagger) 0.40(dagger) 1.04(dagger)
Connecticut Municipal
 Money Market (4) 11/30/92  379.8 0.42 0.26 0.43
High Yield Tax-Free 11/30/92  2,036.2 0.42 0.42 0.57
New Jersey Tax-Free
 Money Market (4) 11/30/92  360.5 0.42 0.42 0.64
Spartan Connecticut
 Municipal:
  High Yield 11/30/92  389.8 0.55 0.55 0.55
  Money Market (4) 11/30/92  48.7 0.50 0.02 0.02
Spartan Florida Municipal:
  Income   11/30/92** $ 118.4 0.55%(dagger) 0.03%(dagger) 0.03%(dagger)
 Money Market (4) 11/30/92**  15.8 0.50(dagger) -- --
Spartan New Jersey
 Municipal High Yield 11/30/92  324.6 0.55 0.49 0.51
Aggressive Tax-Free 12/31/92  711.1 0.47 0.47 0.64
Insured Tax-Free 12/31/92  335.7 0.42 0.40 0.63
Limited Term
 Municipals  12/31/92  827.3 0.47 0.47 0.64
Michigan Tax-Free:
 High Yield  12/31/92  419.6 0.42 0.42 0.61
 Money Market (4) 12/31/92  170.1 0.42 0.30 0.49
Minnesota Tax-Free 12/31/92  255.1 0.42 0.42 0.67
Municipal Bond 12/31/92  1,178.4 0.37 0.37 0.49
Ohio Tax-Free:
 High Yield  12/31/92  359.3 0.42 0.42 0.61
 Money Market (4) 12/31/92  257.0 0.42 0.41 0.58
Spartan Pennsylvania
 Municipal:
  High Yield 12/31/92  218.9 0.55 0.55 0.55
  Money Market (4) 12/31/92  249.3 0.50 0.47 0.47
Massachusetts Tax-Free:
 High Yield  1/31/93#  1,215.5 0.42(dagger) 0.42(dagger) 0.55(dagger)
 Money Market (4) 1/31/93#  592.0 0.42(dagger) 0.42(dagger) 0.64(dagger)
New York Tax-Free:
 High Yield  1/31/93#  429.2 0.42(dagger) 0.42(dagger) 0.61(dagger)
 Insured   1/31/93#  338.7 0.42(dagger) 0.42(dagger) 0.61(dagger)
 Money Market (4) 1/31/93#  536.3 0.42(dagger) 0.42(dagger) 0.62(dagger)
Spartan Massachusetts
 Municipal Money
  Market (4) 1/31/93#  316.1 0.50(dagger) 0.17(dagger) 0.17(dagger)
Spartan New York
 Municipal:
  High Yield 1/31/93#  332.3 0.55(dagger) 0.48(dagger) 0.48(dagger)
  Money Market (4) 1/31/93#  454.3 0.50(dagger) 0.50(dagger) 0.50(dagger)
California Tax-Free:
 High Yield  2/28/93#  543.5 0.42(dagger) 0.42(dagger) 0.60(dagger)
 Insured   2/28/93#  213.4 0.42(dagger) 0.42(dagger) 0.63(dagger)
 Money Market (4) 2/28/93#  548.7 0.42(dagger) 0.42(dagger) 0.62(dagger)




Spartan California
 Municipal:
  High Yield 2/28/93# $ 514.4 0.55%(dagger) 0.40%(dagger) 0.40%(dagger)
  Money Market (4) 2/28/93#  894.4 0.50(dagger) 0.30(dagger) 0.30(dagger)
Institutional Tax-
 Exempt Cash (4) 5/31/93  2,517.7 0.20 0.14 0.18
Daily Money Fund:
 Capital Reserves:
  Municipal Money
   Market (4) 7/31/93  91.7 0.50 0.22 0.95
Spartan Aggressive
 Municipal   8/31/93**  6.4 0.60(dagger) 0.60(dagger) 0.60(dagger)
Spartan Intermediate
 Municipal  8/31/93**  82.6 0.55(dagger) - -
Spartan Maryland Municipal
 Income   8/31/93**  13.4 0.55(dagger) -- --
Spartan Municipal
 Income   8/31/93  869.8 0.55 0.47 0.47
Spartan Municipal
 Money Market (4) 8/31/93  1,561.2 0.50 0.27 0.27
Spartan Short-
 Intermediate
  Municipal 8/31/93#  819.9 0.55(dagger) 0.55(dagger) 0.55(dagger)
Advisor High Income
 Municipal  10/31/93  316.4 0.42 0.42 0.92
Daily Tax-Exempt
 Money (4)  10/31/93  504.9 0.50 0.50 0.61
Spartan New Jersey
 Municipal Money
  Market (4) 10/31/93  329.1 0.50 0.44 0.44
Tax-Exempt Money
 Market Trust (4) 10/31/93  2,789.6 0.27 0.27 0.49
(a) All fund data are as of the fiscal year end noted in the chart or as of October 31, 1993, if fiscal year end figures are not yet available. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations.
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
(1) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund.
(2) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income only), FIIA, and FIIAL U.K., with respect to the fund.
(3) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(4) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund.







CHA2-PXS-794     CUSIP #316462100/FUND #050
      CUSIP #316069608/FUND #448
      CUSIP #316069509/FUND #449
      CUSIP #316069202/FUND #464

Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - --------------------------------------------------------------------------
- - --------------------
FIDELITY CHARLES STREET TRUST: FIDELITY U.S. GOVERNMENT RESERVES
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Richard J. Flynn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY CHARLES STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 21, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This
Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
050,448,449,464 HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - --------------------------------------------------------------------------
- - --------------------

1.   To elect the twelve nominees specified below as        [  ]FOR all nominees    [  ]            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson     marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.       below).                   vote for all
     Lynch, Edward H. Malone, Marvin L. Mann, Gerald                                nominees.
     C. McDonough, and Thomas R. Williams.

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



- - --------------------------------------------------------------------------
- - --------------------


2.    To ratify the selection of Price Waterhouse as               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                  FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting it to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

7.    To approve an Agreement and Plan providing for the           FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   7.
      conversion of the fund into a separate fund of a
      Delaware business trust.

8.    To approve an amended management contract for the            FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   8.
      fund.

10.   To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   10.
      limitation concerning writing or purchasing put and
      call options.




CHA2-PXC-794                               CUSIP# 316462100/FUND# 050 H

Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - --------------------------------------------------------------------------
- - --------------------
FIDELITY CHARLES STREET TRUST: FIDELITY SHORT-INTERMEDIATE GOVERNMENT FUND PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Richard J. Flynn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY CHARLES STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 21, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This
Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
050,448,449,464 HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - --------------------------------------------------------------------------
- - --------------------

1.   To elect the twelve nominees specified below as        [  ]FOR all nominees    [  ]            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson     marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.       below).                   vote for all
     Lynch, Edward H. Malone, Marvin L. Mann, Gerald                                nominees.
     C. McDonough, and Thomas R. Williams.

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Price Waterhouse as               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                  FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting it to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

9.    To approve an amended mangement contract for the             FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   9.
      fund.




CHA2-PXC-794                               CUSIP# 316069202/FUND# 464 H

Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - --------------------------------------------------------------------------
- - --------------------
FIDELITY CHARLES STREET TRUST: SPARTAN SHORT-TERM INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Richard J. Flynn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY CHARLES STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 21, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This
Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
050,448,449,464 HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - --------------------------------------------------------------------------
- - --------------------

1.   To elect the twelve nominees specified below as        [  ]FOR all nominees    [  ]            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson     marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.       below).                   vote for all
     Lynch, Edward H. Malone, Marvin L. Mann, Gerald                                nominees.
     C. McDonough, and Thomas R. Williams.

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Price Waterhouse as               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                  FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting it to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

10.   To approve a new Sub-Advisory Agreement with                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   10.
      FMR Far East for the fund.

11.   To approve a new Sub-Advisory Agreement with                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   11.
      FMR U.K for the fund.




CHA2-PXC-794                               CUSIP# 316069509/FUND# 449 H

Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - --------------------------------------------------------------------------
- - --------------------
FIDELITY CHARLES STREET TRUST: SPARTAN INVESTMENT GRADE BOND FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Richard J. Flynn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY CHARLES STREET TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 21, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This
Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
050,448,449,464 HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - --------------------------------------------------------------------------
- - --------------------

1.   To elect the twelve nominees specified below as        [  ]FOR all nominees    [  ]            1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson     marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.       below).                   vote for all
     Lynch, Edward H. Malone, Marvin L. Mann, Gerald                                nominees.
     C. McDonough, and Thomas R. Williams.

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Price Waterhouse as               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                  FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting it to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

10.   To approve a new Sub-Advisory Agreement with                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   10.
      FMR Far East for the fund.

11.   To approve a new Sub-Advisory Agreement with                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   11.
      FMR U.K for the fund.




CHA2-PXC-794                               CUSIP# 316069608/FUND# 448 H